TARGET/UNITED FUNDS, INC.

                                6300 Lamar Avenue

                                 P. O. Box 29217

                       Shawnee Mission, Kansas 66201-9217

                                  913-236-2000
                                   888-WADDELL

                                   May 1, 2000

                       STATEMENT OF ADDITIONAL INFORMATION

      This Statement of Additional Information (the "SAI") is not a prospectus. Investors should read this SAI in conjunction with the prospectus (the "Prospectus") of Target/United Funds, Inc. (the "Fund") dated May 1, 2000, which may be obtained by request to the Fund or Waddell & Reed, Inc. at the address or telephone number shown above.

                                TABLE OF CONTENTS

         Performance Information .....................................      2

         Investment Strategies, Policies and Practices................      5

         Investment Management and Other Services ....................     50

         Net Asset Value .............................................     54

         Directors and Officers ......................................     57

         Purchases and Redemptions ...................................     63

         Shareholder Communications ..................................     64

         Taxes .......................................................     64

         Dividends and Distributions .................................     70

         Portfolio Transactions and Brokerage ........................     70

         Other Information ...........................................     74


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         Appendix A ..................................................     76

         Financial Statements ........................................     85


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      Target/United Funds, Inc. is a mutual fund; an investment that pools shareholders' money and invests it toward a specified goal. In technical terms, the Fund is an open-end, diversified management company organized as a Maryland corporation on December 2, 1986. The Fund sells its shares only to the separate accounts of Participating Insurance Companies to fund certain variable life insurance policies and variable annuity contracts ("Policies").

                             PERFORMANCE INFORMATION

      From time to time, advertisements and sales materials for one or more of the Portfolios may include total return information, yield information and/or performance rankings. Performance data will be accompanied by or used in calculating performance data for the respective separate accounts that invest in the Portfolio.

Total Return

      The following relates to each Portfolio other than Money Market Portfolio. Total return is the overall change in the value of an investment over a given period of time. An average annual total return quotation is computed by finding the average annual compounded rates of return over the one-, five-, and ten-year periods that would equate the initial amount invested to the ending redeemable value. Total return is calculated by assuming an initial $1,000 investment. No sales charge is required to be paid by the Participating Insurance Companies for purchase of shares. All dividends and distributions are assumed to be paid in shares at their at net asset value ("NAV") as of the day the dividend or distribution is paid. The formula used to calculate the total return is:


      P(1 + T)^n  =   ERV

       Where :  P =   $1,000 initial payment
                T =   Average annual total return
                n =   Number of years
              ERV =   Ending redeemable value of the $1,000
                      investment for the periods shown.

      The average annual total return quotations as of December 31, 1999, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:


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                                    One-year      Five-year        Ten-year
                                   period from   period from      Period from
                                    1-1-99 to     1-1-95 to        1-1-90 to
                                    12-31-99      12-31-99         12-31-99
                                   -----------   -----------      -----------
Asset Strategy Portfolio              22.96%        11.52%*
Balanced Portfolio                    10.14%        14.39%           12.52%**
Bond Portfolio                        -1.44%         7.69%            7.45%
Growth Portfolio                      34.35%        26.47%           19.38%
High Income Portfolio                  4.22%        10.00%           10.29%
Income Portfolio                      12.52%        22.06%           17.26%***
International Portfolio               65.58%        26.15%           22.81%**
Limited-Term Bond Portfolio            1.74%         6.58%            5.84%**
Science and Technology Portfolio     174.66%        75.31%****
Small Cap Portfolio                   52.23%        26.09%           26.88%**

   *Period from May 1, 1995, commencement of operations, to December 31, 1999. **Period from May 3, 1994, commencement of operations, to December 31, 1999.
 ***Period from July 16, 1991, commencement of operations, to December 31,
    1999.
****Period from April 4, 1997, commencement of operations, to December 31,
    1999.

      Unaveraged or cumulative total return may also be quoted. Such total return data reflects the change in value of an investment over a stated period of time. Cumulative total returns will be calculated according to the formula indicated above but without averaging the rate for the number of years in the period. The Fund may also provide non-standardized performance information.

Yield

      The following relates to Bond Portfolio, High Income Portfolio and Limited-Term Bond Portfolio. A yield quoted for a Portfolio is computed by dividing the net investment income per share earned during the period for which the yield is shown by the maximum offering price per share on the last day of that period according to the following formula:


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                  Yield = 2((((a-b)/cd)+1)^6  -1)

         Where:   a =  dividends and interest earned during the period.
                  b = expenses accrued for the period (net of reimbursements). c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
                  d = the maximum offering price per share on the last day of the period.
      The yield computed according to the formula for the 30-day period ended on December 31, 1999, the date of the most recent balance sheet included in this SAI, is as follows:

                  Bond Portfolio                                       6.54%
                  High Income Portfolio                                8.49%
                  Limited-Term Bond Portfolio                          7.66%

      The following relates to Money Market Portfolio. There are two methods by which Money Market Portfolio's yield for a specified time is calculated. The first method, which results in an amount referred to as the "current yield," assumes an account containing exactly one share at the beginning of the period. The NAV of this share will be $1.00 except under extraordinary circumstances. The net change in the value of the account during the period is then determined by subtracting this beginning value from the value of the account at the end of the period which will include all dividends accrued; however, capital changes are excluded from the calculation, i.e., realized gains and losses from the sale of securities and unrealized appreciation and depreciation. However, so that the change will not reflect the capital changes to be excluded, the dividends used in the yield computation may not be the same as the dividends actually declared, as certain realized gains and losses and, under unusual circumstances, unrealized gains and losses (see "Purchases and Redemptions"), will be taken into account in the calculation of dividends actually declared. Instead, the dividends used in the yield calculation will be those which would have been declared if the capital changes had not affected the dividends.

      This net change in the account value is then divided by the value of the account at the beginning of the period (i.e., normally $1.00 as discussed above) and the resulting figure (referred to as the "base period return") is then annualized by multiplying it by 365 and dividing it by the number of days in the period with the resulting current yield figure carried to at least the nearest hundredth of one percent.


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

      The second method results in a figure referred to as the "effective yield." This represents an annualization of the current yield with dividends reinvested daily. Effective yield is calculated by compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result and rounding the result to the nearest hundredth of one percent according to the following formula:


         EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)]^365/7 -1
      The Money Market Portfolio's current yield as calculated above for the seven days ended December 31, 1999, the date of the most recent balance sheet included in this SAI, was 6.03% and its effective yield calculated for the same period was 6.21%.

Performance Rankings and Other Information
      The following relates to each of the Portfolios. From time to time, advertisements and information furnished to present or prospective Policyholders may include performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc., or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. A Portfolio's performance may also be compared to that of other selected mutual funds or recognized market indicators such as the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average. Performance information may be quoted numerically or presented in a table, graph or other illustration. In connection with a ranking, the Fund may provide additional information, such as the particular category to which it related, the number of funds in the category, the criteria upon which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.

      Performance information for a Portfolio may be accompanied by information about market conditions and other factors that affected the Portfolio's performance for the period(s) shown.

      Change in yields primarily reflect different interest rates received by a Portfolio as its portfolio securities change. Yield is also affected by portfolio quality, portfolio maturity, type of securities held and operating expense ratio.


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

      All performance information included in advertisements or sales material is historical in nature and is not intended to represent or guarantee future results. The value of a Portfolio's shares when redeemed may be more or less than their original cost.

                  INVESTMENT STRATEGIES, POLICIES AND PRACTICES

      This SAI supplements the information contained in the Prospectus and contains more detailed information about the investment strategies and policies the Fund's investment manager, Waddell & Reed Investment Management Company (the "Manager"), may employ and the types of instruments in which a Portfolio may invest, in pursuit of a Portfolio's goal(s). A summary of the risks associated with these instrument types and investment practices is included as well.

      The Manager might not buy all of these instruments or use all of these techniques, or use them to the full extent permitted by a Portfolio's investment policies and restrictions. The Manager buys an instrument or uses a technique only if it believes that doing so will help a Portfolio achieve its goal(s). See "Investment Restrictions" for a listing of the fundamental and non-fundamental (e.g., operating) investment restrictions and policies of the Portfolios.

Asset Strategy Portfolio

      Asset Strategy Portfolio allocates its assets among the following classes, or types, of investments:

      The short-term class includes all types of domestic and foreign securities and money market instruments with remaining maturities of three years or less. The Manager will seek to maximize total return within the short-term asset class by taking advantage of yield differentials between different instruments, issuers, and currencies. Short-term instruments may include corporate debt securities, such as commercial paper and notes; U.S. Government securities or securities issued by foreign governments or their agencies or instrumentalities; bank deposits and other financial institution obligations; repurchase agreements involving any type of security; and other similar short-term instruments. These instruments may be denominated in U.S. dollars or foreign currency.

      The bond class includes all varieties of domestic and foreign fixed-income securities with maturities greater than three years. The Manager seeks to maximize total return within the bond class by adjusting the Portfolio's investments in securities with


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different credit qualities, maturities, and coupon or dividend rates, and by seeking to take advantage of yield differentials between securities. Securities in this class may include bonds, notes, adjustable-rate preferred stocks, convertible bonds, mortgage-related and asset-backed securities, domestic and foreign government and government agency securities, zero coupon securities, and other intermediate and long-term securities. As with the short-term class, these securities may be denominated in U.S. dollars or foreign currency. The Portfolio may also invest in lower-quality, high-yield debt securities. The Portfolio may not invest more than 35% of its total assets in these securities.

      The stock class includes domestic and foreign equity securities of all types (other than adjustable-rate preferred stocks, which are included in the bond class). The Manager seeks to maximize total return within this asset class by actively allocating assets to industry sectors expected to benefit from major trends, and to individual stocks that the Manager believes to have superior growth potential and/or value potential. Securities in the stock class may include common stocks, fixed-rate preferred stocks (including convertible preferred stocks), warrants, rights, depository receipts, securities of closed-end investment companies, and other equity securities issued by companies of any size, located world-wide.

      The Manager intends to take advantage of yield differentials by considering the purchase or sale of instruments when differentials on spreads between various grades and maturities of such instruments approach extreme levels relative to long-term norms.

      In making asset allocation decisions, the Manager typically evaluates projections of risk, market conditions, economic conditions, volatility, yields, and returns.

      The ability of Asset Strategy Portfolio to purchase and hold precious metals such as gold, silver and platinum may allow it to benefit from a potential increase in the price of precious metals or stability in the price of such metals at a time when the value of securities may be declining. For example, during periods of declining stock prices, the price of gold may increase or remain stable, while the value of the stock market may be subject to a general decline.

      Precious metals prices are affected by various factors, such as economic conditions, political events and monetary policies. As a result, the price of gold, silver or platinum may fluctuate widely. The sole source of return to Asset Strategy Portfolio from such investments will be gains realized on sales; a negative return will be realized if the metal is sold at a loss.


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Investments in precious metals do not provide a yield. Asset Strategy
Portfolio's direct investment in precious metals may be limited by tax considerations. See "Taxes" below.


High Income Portfolio

      High Income Portfolio may invest in certain high-yield, high-risk, non-investment grade debt securities (commonly referred to as "junk bonds"). The market for such securities may differ from that for investment grade debt securities. See the discussion below for information about the risks associated with non-investment grade debt securities. See Appendix A to this SAI for a description of bond ratings.

Money Market Portfolio

      Money Market Portfolio may invest in the money market obligations and instruments listed below. Under Rule 2a-7 ("Rule 2a-7") of the Investment Company Act of 1940, as amended (the "1940 Act"), investments are limited to those that are U.S. dollar denominated and that are rated in one of the two highest rating categories by the requisite nationally recognized statistical rating organization(s) ("NRSRO(s)"), as defined in Rule 2a-7, or are comparable unrated securities. See Appendix A to this SAI for a description of some of these ratings. In general, Rule 2a-7 also limits investments in securities of any one issuer (except securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government securities")) to no more than 5% of the Portfolio's total assets. Investments in securities rated in the second highest rating category by the requisite NRSRO(s) or comparable unrated securities are limited to no more than 5% of the Portfolio's total assets, with investments in such securities of any one issuer (except U.S. Government securities) being limited to the greater of one percent of the Portfolio's total assets or $1,000,000. Under Rule 2a-7, the Portfolio may only invest in securities with a remaining maturity of not more than 397 calendar days, as further described in the Rule.

      (1) U.S. Government Securities: See "U.S. Government Securities."

      (2) Bank Obligations and Instruments Secured Thereby: Subject to the limitations described above, time deposits, certificates of deposit, bankers' acceptances and other bank obligations if they are obligations of a bank subject to regulation by the U.S. Government (including obligations issued by foreign branches of these banks) or obligations issued by a foreign bank having total assets equal to at least U.S.

$500,000,000, and instruments secured by any such obligation. A "bank" includes commercial banks and savings and loan associations. Time deposits are monies kept on deposit with U.S. banks or other U.S. financial institutions for a stated period of time at a fixed rate of interest. At present, bank time deposits are not considered by the Board of Directors or the Manager, to be readily marketable. There may be penalties for the early withdrawal of such time deposits, in which case, the yield of these investments will be reduced.

      (3) Commercial Paper Obligations Including Variable Amount Master Demand
Notes: Commercial paper rated as described above. See Appendix A to this SAI for a description of some of these ratings. A variable amount master demand note represents a borrowing arrangement under a letter agreement between a commercial paper issuer and an institutional investor.

      (4) Corporate Debt Obligations: Corporate debt obligations if they are rated as described above. See Appendix A to this SAI for a description of some of these bond ratings.

      (5) Canadian Government Obligations: Obligations of, or obligations guaranteed by, the Government of Canada, a Province of Canada or any agency, instrumentality or political subdivision of that Government or any Province. The Portfolio will not invest in Canadian Government obligations if more than 10% of the value of its total assets would then be so invested, subject to the diversification requirements applicable to the Money Market Portfolio.

      (6) Certain Other Obligations: Obligations other than those listed in (1) through (5) (such as municipal obligations) only if any such other obligation is guaranteed as to principal and interest by either a bank or a corporation whose securities the Portfolio is eligible to hold under the Rule.

      The value of the obligations and instruments in which the Portfolio invests will fluctuate depending in large part on changes in prevailing interest rates. If these rates go up after the Portfolio buys an obligation or instrument, its value may go down; if these rates go down, its value may go up. Changes in interest rates will be more quickly reflected in the yield of a portfolio of short-term obligations than in the yield of a portfolio of long-term obligations.

Securities - General

      The main types of securities in which the Portfolios may invest include common stock, preferred stock, debt securities and convertible securities. Although common stocks and other equity


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securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies. The equity securities in which a Portfolio (other than Money Market Portfolio) invests may include preferred stock that converts into common stock. Each of the Portfolios (other than Money Market Portfolio) may invest in preferred stock rated in any rating category of the established rating services or, if unrated, judged by the Manager to be of equivalent quality. Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate securities fall and, conversely, when interest rates fall, the values of fixed-rate debt securities rise. Similarly, long-term bonds are generally more sensitive to interest rate changes than short-term bonds.

      Lower quality debt securities (commonly called "junk bonds") are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than high-quality securities and may decline significantly in periods of general economic difficulty. The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. Valuation becomes more difficult and judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available. Since the risk of default is higher for lower-rated debt securities, the Manager's research and credit analysis are an especially important part of managing securities of this type held by a Portfolio. The Manager continuously monitors the issuers of lower-rated debt securities in each portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the shareholders of the affected Portfolio(s).

      Subject to its investment restrictions, a Portfolio (other than Money Market Portfolio) may invest in debt securities rated in any rating category of the established rating services, including securities rated in the lowest category (securities rated D by Standard & Poor's ("S&P") and C by Moody's Investors Service, Inc. ("MIS")). Debt securities rated D


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by S&P or C by MIS are in payment default or are regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated at least BBB by S&P or Baa by MIS are considered to be investment grade debt securities. Securities rated BBB or Baa may have speculative characteristics. In addition, a Portfolio will treat unrated securities judged by the Manager to be of equivalent quality to a rated security as having that rating.

      While credit ratings are only one factor the Manager relies on in evaluating high-yield debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and a Portfolio may retain a portfolio security whose rating has been changed.

      Each of the Portfolios (other than Money Market Portfolio) may purchase debt securities whose principal amount at maturity is dependent upon the performance of a specified equity security. The issuer of such debt securities, typically an investment banking firm, is unaffiliated with the issuer of the equity security to whose performance the debt security is linked. Equity-linked debt securities differ from ordinary debt securities in that the principal amount received at maturity is not fixed, but is based on the price of the linked equity security at the time the debt security matures. The performance of equity-linked debt securities depends primarily on the performance of the linked equity security and may also be influenced by interest rate changes. In addition, although the debt securities are typically adjusted for diluting events such as stock splits, stock dividends and certain other events affecting the market value of the linked equity security, the debt securities are not adjusted for subsequent issuances of the linked equity security for cash. Such an issuance could adversely affect the price of the debt security. In addition to the equity risk relating to the linked equity security, such debt securities are also subject to credit risk with regard to the issuer of the debt security. In general, however, such debt securities are less volatile than the equity securities to which they are linked.

      Each of the Portfolios (other than Money Market Portfolio) may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities, are less subject to fluctuation in value than the


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underlying stock because they have fixed income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

      The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value.

      The Portfolios (other than Money Market Portfolio) may also invest in a type of convertible preferred stock that pays a cumulative, fixed dividend that is senior to, and expected to be in excess of, the dividends paid on the common stock of the issuer. At the mandatory conversion date, the preferred stock is converted into not more than one share of the issuer's common stock at the "call price" that was established at the time the preferred stock was issued. If the price per share of the related common stock on the mandatory conversion date is less than the call price, the holder of the preferred stock will nonetheless receive only one share of common stock for each share of preferred stock (plus cash in the amount of any accrued but unpaid dividends). At any time prior to the mandatory conversion date, the issuer may redeem the preferred stock upon issuing to the holder a number of shares of common stock equal to the call price of the preferred stock in effect on the date of redemption divided by the market value of the common stock, with such market value typically determined one or two trading days prior to the date notice of redemption is given. The issuer must also pay the holder of the preferred stock cash in an amount equal to any accrued but unpaid dividends on the preferred stock. This convertible preferred stock is subject to the same market risk as the common stock of the issuer, except to the extent that such risk is mitigated by the higher dividend paid on the preferred stock. The opportunity for equity appreciation afforded by an investment in such convertible preferred stock, however, is limited, because in the event the market value of the issuer's common stock increases to or above the call price of the preferred stock, the issuer may (and would be expected to) call the preferred stock for redemption at the call price. This convertible preferred stock is also subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock. Generally, convertible preferred stock is less volatile than the related common stock of the issuer.


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Specific Securities and Investment Practices

   U.S. Government Securities

      U.S. Government securities are high quality debt instruments issued or guaranteed as to principal or interest by the U.S. Treasury or an agency or instrumentality of the U.S. Government. These securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years). All such Treasury securities are backed by the full faith and credit of the United States.

      U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Fannie Mae (also known as the Federal National Mortgage Association), Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("Ginnie Mae"), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("Freddie Mac"), Farm Credit Banks, Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association.

      Securities issued or guaranteed by U.S. Government agencies and instrumentalities are not always supported by the full faith and credit of the United States. Some, such as securities issued by the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by Fannie Mae, are supported only by the credit of the instrumentality and by a pool of mortgage assets. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment.

      U.S. Government securities may include mortgage-backed securities issued by U.S. Government agencies or instrumentalities including, but not limited to, Ginnie Mae, Freddie Mac and Fannie Mae. These mortgage-backed securities include pass-through securities, participation certificates and collateralized mortgage obligations. See "Mortgage-Backed and Asset-Backed Securities." Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (i.e., liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. Government to tighten the availability of its credit.

   Money Market Instruments

      Money market instruments are high-quality, short-term debt instruments that present minimal credit risk. They may include U.S. Government securities, commercial paper and other short-term corporate obligations, and certificates of deposit and other financial institution obligations. These instruments may carry fixed or variable interest rates.

   Bank Deposits

      Among the other debt securities in which the Portfolios may invest are deposits in banks (represented by certificates of deposit or other evidence of deposit issued by such banks) of varying maturities. The Federal Deposit Insurance Corporation insures the principal of certain such deposits, currently to the extent of $100,000 per bank. Bank deposits are not marketable, and a Portfolio may invest in them only within the 10% limit mentioned below under "Investment Restrictions and Limitations" (15% limit for Asset Strategy Portfolio) unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

   Zero Coupon Securities

      Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon securities do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater price fluctuations in response to changing interest rates than prices of comparable maturities that make current distributions of interest in cash.

      A Portfolio may invest in zero coupon securities that are "stripped" U.S. Treasury notes and bonds, zero coupon bonds of corporate issuers and other securities that are issued with original issue discount ("OID"). The Federal tax law requires that a holder of a security with OID accrue a ratable portion of the OID on the security as income each year, even though the holder may receive no interest payment on the security during the year. Accordingly, although a Portfolio will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have current income attributable to those securities and includable in the dividends paid to its shareholders. Those dividends will be paid from a Portfolio's cash assets or by liquidation of portfolio securities, if necessary, at a time when a Portfolio otherwise might not have done so.

      A broker-dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

      A Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. Government, a government agency, or a corporation in zero coupon form.

   Municipal Obligations

      Municipal obligations are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main kinds of municipal bonds are "general obligation" bonds and "revenue" bonds. In "general obligation" bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. "Revenue" bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or special tax or other revenue source. Industrial development bonds are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. Their credit quality is generally dependent on the credit standing of the company involved.

   Mortgage-Backed and Asset-Backed Securities

      Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of the payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

      The U.S. Government mortgage-backed securities in which the Portfolios may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae, Fannie Mae or Freddie Mac. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

      The Portfolios may purchase mortgage-backed securities issued by both government and non-government entities such as banks, mortgage lenders or other financial institutions. Other types of mortgage-backed securities will likely be developed in the future, and a Portfolio may invest in them if the Manager determines they are consistent with the Portfolio's goal(s) and investment policies.

      Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security.

      For example, interest-only ("IO") classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of the investor's initial investment, even if the security is guaranteed by the government or considered to be of the highest quality. Conversely, principal-only ("PO") classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other CMOs involve special risks, and evaluating them requires special knowledge.

      Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement.

      Special Characteristics of Mortgage-Backed and Asset-Backed Securities. The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

      The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

      Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Changes in the rate or "speed" of these prepayments can cause the value of the mortgage-backed securities to fluctuate rapidly. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

      The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for U.S. Government mortgage-backed securities. CMO classes may be specifically structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced. These changes can result in volatility in the market value and, in some instances, reduced liquidity of the CMO class.

      Variable or Floating Rate Instruments

      Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate, while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

     Indexed Securities

      Each Portfolio (other than Money Market Portfolio) may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators, subject to its operating policy regarding derivative instruments and subject, in the case of Money Market Portfolio only, to the requirements of Rule 2a-7. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying investments.

      Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers.

Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

      Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. The Manager will use its judgment in determining whether indexed securities should be treated as short-term instruments, bonds, stocks, or as a separate asset class for purposes of Asset Strategy Portfolio's investment allocations, depending on the individual characteristics of the securities. Certain indexed securities that are not traded on an established market may be deemed illiquid.

   Foreign Securities and Currencies

      All Portfolios, other than Limited-Term Bond, may invest in the securities of foreign issuers, including depository receipts.

      In general, depository receipts are securities convertible into and evidencing ownership of securities of foreign corporate issuers, although depository receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. American Depository Receipts, in registered form, are dollar-denominated receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. International depository receipts and European depository receipts, in bearer form, are foreign receipts evidencing a similar arrangement and are designed for use by non-U.S. investors and traders in non-U.S. markets. Global depository receipts are more recently developed receipts designed to facilitate the trading of foreign issuers by U.S. and non-U.S. investors and traders.

      The Manager believes that there are investment opportunities as well as risks in investing in foreign securities. Individual foreign economies may differ favorably or unfavorably from the U.S. economy or each other in such matters as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Individual foreign companies may also differ favorably or unfavorably from domestic companies in the same industry. Foreign currencies may be stronger or weaker than the U.S. dollar or than each other. Thus, the value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. The Manager believes that a Portfolio's ability to invest assets abroad might enable it to take advantage of these differences and strengths where they are favorable.

      However, foreign securities and foreign currencies involve additional significant risks, apart from the risks inherent in U.S. investments. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial conditions and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

      Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

      Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be greater possibility of default by foreign governments or government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. These is no assurance that the Manager will be able to anticipate these potential events or counter their effects.

      The considerations noted above generally are intensified in developing countries. A developing country is a nation that, in the Manager's opinion, is likely to experience long-term gross domestic product growth above that expected to occur in the United States, the United Kingdom, France, Germany, Italy, Japan and Canada. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

      Certain foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

      Certain of the Portfolios could also be adversely affected by the conversion of certain European currencies into the euro. This conversion, which is underway, is scheduled to be completed in 2002. However, problems with the conversion process and delays could increase volatility in world capital markets and affect European capital markets in particular.

      Each of the Portfolios (other than Money Market Portfolio and Limited-Term Bond Portfolio) may also purchase and sell foreign currency and invest in foreign currency deposits.

      Currency conversion involves dealer spreads and other costs, although commissions are not usually charged. See "Options, Futures Contracts and Other Strategies -- Forward Currency Contracts."

      Investments in obligations of domestic branches of foreign banks will not be considered to be foreign securities if the Manager has determined that the nature and extent of federal and state regulation and supervision of the branch in question is substantially equivalent to federal or state chartered domestic banks doing business in the same jurisdiction.

      The only foreign securities in which Money Market Portfolio may invest are Canadian Government obligations, foreign bank obligations and obligations of foreign branches of domestic banks, all of which must be U.S.
dollar-denominated.

   Restricted Securities

      Each of the Portfolios may invest in restricted securities. Restricted securities are securities that are subject to legal or contractual restrictions on resale. However, restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, or in a registered public offering. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Portfolio might obtain a less favorable price than prevailed when it decided to seek registration of the security.

      There are risks associated with investment in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent a Portfolio from reselling the securities at a time when such sale would be desirable. Restricted securities in which a Portfolio seeks to invest need not be listed or admitted to trading on a foreign or domestic exchange and may be less liquid than listed securities. Certain restricted securities, for example Rule 144A securities, may be determined to be liquid in accordance with guidelines adopted by the Board of Directors. See "Illiquid Investments."

   Investment Company Securities

      Asset Strategy Portfolio, Balanced Portfolio, International Portfolio, Science and Technology Portfolio and Small Cap Portfolio may buy shares of closed-end investment companies (i.e., those that do not redeem their shares). Asset Strategy Portfolio may buy shares of open-end investment companies. As a shareholder in an investment company, a Portfolio would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees.

   Lending Securities

      Securities loans may be made on a short-term or long-term basis for the purpose of increasing a Portfolio's income. If a Portfolio lends securities, the borrower pays the Portfolio an amount equal to the dividends or interest on the securities that the Portfolio would have received if it had not lent the securities. The Portfolio also receives additional compensation. Under a Portfolio's current securities lending procedures, the Portfolio may lend securities only to broker-dealers and financial institutions deemed creditworthy by the Manager.

      Any securities loans that a Portfolio makes must be collateralized in accordance with applicable regulatory requirements (the "Guidelines"). At the time of each loan, a Portfolio must receive collateral equal to no less than 100% of the market value of the securities loaned. Under the present Guidelines, the collateral must consist of cash or U.S. Government securities or bank letters of credit, at least equal in value to the market value of the securities lent on each day that the loan is outstanding. If the market value of the lent securities exceeds the value of the collateral, the borrower must add more collateral so that it at least equals the market value of the securities lent. If the market value of the securities decreases, the borrower is entitled to return of the excess collateral.

      There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for all three types of collateral. The second method, which is not available when letters of credit are used as collateral, is for a Portfolio to receive interest on the investment of the cash collateral or to receive interest on the U.S. Government securities used as collateral. Part of the interest received in either case may be shared with the borrower.

      The letters of credit that a Portfolio may accept as collateral are agreements by banks (other than the borrowers of the Portfolio's securities), entered into at the request of the borrower and for its account and risk, under which the banks are obligated to pay to the Portfolio, while the letter is in effect, amounts demanded by the Portfolio if the demand meets the terms of the letter. The Portfolio's right to make this demand secures the borrower's obligations to it. The terms of any such letters and the creditworthiness of the banks providing them (which might include the Portfolio's custodian bank) must be satisfactory to the Portfolio.

      The Portfolios will make loans only under rules of the New York Stock Exchange ("NYSE"), which presently require the borrower to give the securities back to the Portfolio within five business days after the Portfolio gives notice to do so. If a Portfolio loses its voting rights on securities loaned, it will have the securities returned to it in time to vote them if a material event affecting the investment is to be voted on. A Portfolio may pay reasonable finder's, administrative and custodian fees in connection with loans of securities.

      Some, but not all, of these rules are necessary to meet requirements of certain laws relating to securities loans. These rules will not be changed unless the change is permitted under these requirements. These requirements do not cover the present rules, which may be changed without shareholder vote, as to: (i) whom securities may be loaned; (ii) the investment of cash collateral; or (iii) voting rights.

      There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities loaned increases, as well as risks of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower fail financially.

   Repurchase Agreements

      Each of the Portfolios may purchase securities subject to repurchase agreements, subject to its limitation on investment in illiquid investments. See "Investment Restrictions and Limitations." A repurchase agreement is an instrument under which a Portfolio purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

      The majority of repurchase agreements in which a Portfolio will engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that a Portfolio may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Portfolio. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value or loss of interest. The return on such collateral may be more or less than that from the repurchase agreement. A Portfolio's repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the Portfolio's custodian bank or by a third party that qualifies as a custodian under section 17(f) of the 1940 Act, is and, during the entire term of the agreement, remains at least equal to the value of the loan, including the accrued interest earned thereon.

Repurchase agreements are entered into only with those entities approved by the Manager.

   Loans and Other Direct Debt Instruments

      Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Asset Strategy Portfolio may invest in direct debt instruments, subject to its policies regarding the quality of debt securities.

      Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If Asset Strategy Portfolio does not receive scheduled interest or principal payments on such indebtedness, the Portfolio's share price and yield could be adversely affected. Loans that are fully secured offer the Portfolio more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and principal when due.

      Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Portfolio. For example, if a loan is foreclosed, the Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to the Portfolio in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, the Portfolio relies on the Manager's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Portfolio.

      A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the Portfolio has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Portfolio were determined to be subject to the claims of the agent's general creditors, the Portfolio might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

      Investments in direct debt instruments may entail less legal protection for the Portfolio. Direct indebtedness purchased by the Portfolio may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Portfolio to pay additional cash on demand. These commitments may have the effect of requiring the Portfolio to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. The Portfolio will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments.

      For purposes of the limitations on the amount of total assets that Asset Strategy Portfolio will invest in any one issuer or in issuers within the same industry, the Portfolio generally will treat the borrower as the "issuer" of indebtedness held by the Portfolio. In the case of loan participations where a bank or other lending institution serves as financial intermediary between the Portfolio and the borrower, if the participation does not shift to the Portfolio the direct debtor-creditor relationship with the borrower, Securities and Exchange Commission ("SEC") interpretations require the Portfolio, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict the Portfolio's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

   When-Issued and Delayed-Delivery Transactions

      Each Portfolio may purchase securities in which it may invest on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. In either case, payment and delivery for the securities take place at a future date. The securities so purchased or sold by a Portfolio are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. When purchasing securities on a when-issued or delayed-delivery basis, a Portfolio assumes the rights and risks of ownership, including the risk of price and yield fluctuations. No interest accrues to a Portfolio until delivery and payment are completed. When a Portfolio makes a commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of the securities in determining its NAV per share. When a Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in further gains or losses with respect to the security. When a Portfolio makes a commitment to sell securities on a delayed basis, it will record the transaction and thereafter value the securities at the sales price in determining the Portfolio's NAV per share. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Portfolios could miss a favorable price or yield opportunity, or could suffer a loss.

      Ordinarily, a Portfolio purchases securities on a when-issued or delayed-delivery basis with the intention of actually taking delivery of the securities. However, before the securities are delivered and before it has paid for them (the "settlement date"), a Portfolio may sell the securities if the Manager decided it was advisable to do so for investment reasons. The Portfolio will hold aside or segregate cash or other securities, other than those purchased on a when-issued or delayed-delivery basis, at least equal in value to the amount it will have to pay on the settlement date; these other securities may, however, be sold at or before the settlement date to pay the purchase price of the when-issued or delayed-delivery securities.

   Warrants and Rights

      Each Portfolio (other than Money Market Portfolio) may invest in warrants and rights. Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to its shareholders. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. Warrants and rights are highly volatile and, therefore, more susceptible to a sharp decline in value than the underlying security might be. They are also generally less liquid than an investment in the underlying shares.

   Illiquid Investments

      Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Investments currently considered to be illiquid include:

      (i)   repurchase agreements not terminable within seven days;

      (ii)  securities for which market quotations are not readily available;

      (iii) over-the-counter ("OTC") options and their underlying collateral;

      (iv) bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand;

      (v) restricted securities not determined to be liquid pursuant to guidelines established by or under the direction of the Funds' Board of Directors;

      (vi)  non-government stripped fixed-rate mortgage-backed securities;

      (vii) securities involved in swap, cap, floor and collar transactions; and

      (viii) direct debt instruments.

      The assets used as cover for OTC options written by a Portfolio will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

      If through a change in values, net assets, or other circumstances, a Portfolio were in a position where more than 10% of its net assets (15% with respect to Asset Strategy Portfolio) were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Options, Futures Contracts and Other Strategies

      General. The Manager may use certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts, forward currency contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, "Financial Instruments") to attempt to enhance a Portfolio's income or yield or to attempt to hedge a Portfolio's investments. The strategies described below may be used in an attempt to manage a Portfolio's foreign currency exposure as well as other risks of a Portfolio's investments that can affect fluctuation in its NAV.

      Generally, a Portfolio (other than Money Market Portfolio) may purchase and sell any type of Financial Instrument. However, as an operating policy, a Portfolio will only purchase or sell a Financial Instrument if the Portfolio is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument is primarily measured. Since each Portfolio (other than Money Market Portfolio and Limited-Term Bond Portfolio) is authorized to invest generally in foreign securities, each such Portfolio may purchase and sell foreign currency derivatives.

      Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a Portfolio's portfolio. Thus, in a short hedge, a Portfolio takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

      Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Portfolio intends to acquire. Thus, in a long hedge, a Portfolio takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a Portfolio does not own a corresponding security and, therefore, the transaction does not relate to a security the Portfolio owns. Rather, it relates to a security that the Portfolio intends to acquire. If a Portfolio does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Portfolio's portfolio is the same as if the transaction were entered into for speculative purposes.

      Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that a Portfolio owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a Portfolio has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

      The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges on which they are traded and the Commodity Futures Trading Commission (the "CFTC"). In addition, a Portfolio's ability to use Financial Instruments will be limited by tax considerations. See "Taxes."

      In addition to the Financial Instruments, strategies and risks described below, the Manager expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the Manager develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The Manager may utilize these opportunities to the extent that they are consistent with a Portfolio's goal(s) and permitted by a Portfolio's investment limitations and applicable regulatory authorities. The Portfolios might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The Portfolios' Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

      Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general these techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

      (1) Successful use of most Financial Instruments depends upon the Manager's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

      (2) There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

      Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Portfolio's current or anticipated investments exactly. A Portfolio may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Portfolio's other investments.

      Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Portfolio's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Portfolio may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

      (3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a Portfolio entered into a short hedge because the Manager projected a decline in the price of a security in the Portfolio's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Portfolio could suffer a loss. In either such case, the Portfolio would have been in a better position had it not attempted to hedge at all.

      (4) As described below, a Portfolio might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If a Portfolio were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Portfolio's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Portfolio sell a portfolio security at a disadvantageous time.

      (5) A Portfolio's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Portfolio.

      Cover. Transactions using Financial Instruments, other than purchased options, expose a Portfolio to an obligation to another party. A Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Portfolio will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

      Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Portfolio's assets to cover or to accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

      Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

      The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable a Portfolio to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the Portfolio would expect to suffer a loss.

      Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Portfolio will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid Investments."

      Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Portfolio will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid Investments."

      The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

      A Portfolio may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Portfolio may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Portfolio may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Portfolio to realize profits or limit losses on an option position prior to its exercise or expiration.

      A type of put that a Portfolio may purchase is an "optional delivery standby commitment," which is entered into by parties selling debt securities to a Portfolio. An optional delivery standby commitment gives a Portfolio the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

      Risks of Options on Securities. Options offer large amounts of leverage, which will result in a Portfolio's NAV being more sensitive to changes in the value of the related instrument. A Portfolio may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Portfolio and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Portfolio purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Portfolio as well as the loss of any expected benefit of the transaction.

      A Portfolio's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Portfolio will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Portfolio might be unable to close out an OTC option position at any time prior to its expiration.

      If a Portfolio were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Portfolio could cause material losses because the Portfolio would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

      Options on Indices. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Portfolio writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Portfolio an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total dollar value for each point of such difference. When a Portfolio buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Portfolio buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Portfolio's exercise of the put, to deliver to the Portfolio an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Portfolio writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Portfolio to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

      Risks of Options on Indices. The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when a Portfolio writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Portfolio can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Portfolio cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

      Even if a Portfolio could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a Portfolio as the call writer will not learn that the Portfolio has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

      If a Portfolio has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Portfolio will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

      OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Portfolio great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

      Generally, OTC foreign currency options used by a Portfolio are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

      Futures Contracts and Options on Futures Contracts. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

      In addition, futures strategies can be used to manage the average duration of a Portfolio's fixed-income portfolio. If the Manager wishes to shorten the average duration of a Portfolio's fixed-income portfolio, the Portfolio may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the Manager wishes to lengthen the average duration of a Portfolio's fixed-income portfolio, the Portfolio may buy a debt futures contract or a call option thereon, or sell a put option thereon.

      No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Portfolio is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Portfolio at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Portfolio may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

      Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Portfolio's obligations to or from a futures broker. When a Portfolio purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Portfolio purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

      Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at any particular time. In such event, it may not be possible to close a futures contract or options position.

      Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

      If a Portfolio were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or liquid assets in an account.

      Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by the Manager may still not result in a successful transaction. The Manager may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

      Index Futures. The risk of imperfect correlation between movements in the price of an index future and movements in the price of the securities that are the subject of the hedge increases as the composition of a Portfolio's portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index futures moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, a Portfolio will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, a Portfolio may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a Portfolio has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, a Portfolio would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based.

      Where index futures are purchased to hedge against a possible increase in the price of securities before a Portfolio is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Portfolio then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

      Foreign Currency Hedging Strategies--Special Considerations. Each Portfolio (other than Money Market Portfolio and Limited-Term Bond Portfolio) may use options and futures contracts on foreign currencies (including the Euro), as described above, and forward currency contracts, as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Portfolio's securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that a Portfolio owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

      Each of these Portfolios might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, a Portfolio may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the values of which the Manager believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

      The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a Portfolio could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

      There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

      Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Portfolio might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

      Forward Currency Contracts. Each Portfolio (other than Money Market Portfolio and Limited-Term Bond Portfolio) may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

      Such transactions may serve as long hedges; for example, a Portfolio may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Portfolio intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, a Portfolio may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security, dividend or interest payment denominated in a foreign currency.

      Each of these Portfolios may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Portfolio owned securities denominated in euros, it could enter into a forward currency contract to sell euros in return for U.S. dollars to hedge against possible declines in the euro's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. Each of these Portfolios could also hedge the position by selling another currency expected to perform similarly to the euro. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

      Each of these Portfolios also may use forward currency contracts to attempt to enhance income or yield. A Portfolio could use forward currency contracts to increase its exposure to foreign currencies that the Manager believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if a Portfolio owned securities denominated in a foreign currency and the Manager believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency.

      The cost to a Portfolio of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Portfolio enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

      As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Portfolio will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a Portfolio might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Portfolio would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account.

      The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Portfolio might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

      Normally, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Manager believes that it is important to have the flexibility to enter into such forward currency contracts when it determines that the best interests of a Portfolio will be served.

      Successful use of forward currency contracts depends on the Manager's skill in analyzing and predicting currency values. Forward currency contracts may substantially change a Portfolio's exposure to changes in currency exchange rates and could result in losses to a Portfolio if currencies do not perform as the Manager anticipates. There is no assurance that the Manager's use of forward currency contracts will be advantageous to a Portfolio or that the Manager will hedge at an appropriate time.

      Combined Positions. A Portfolio may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of its overall position. For example, a Portfolio may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

      Turnover. A Portfolio's options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a Portfolio, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a Portfolio has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a Portfolio may also cause the sale of related investments, also increasing turnover; although such exercise is within a Portfolio's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

      Swaps, Caps, Floors and Collars. Each of the Portfolios (other than Money Market Portfolio) may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date or to attempt to enhance yield. Swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive cash flows on a notional principal amount, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and selling a floor.

      Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of a Portfolio's investments and its share price and yield because, and to the extent, these agreements affect a Portfolio's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates, or other factors such as security prices or inflation rates.
      Swap agreements will tend to shift a Portfolio's investment exposure from one type of investment to another. For example, if a Portfolio agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Portfolio's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options.

      The creditworthiness of firms with which a Portfolio enters into swaps, caps, floors or collars will be monitored by the Manager in accordance with procedures adopted by the Fund's Board of Directors. If a firm's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

      The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Portfolio's custodian that satisfies the requirements of the 1940 Act. Each Portfolio will also establish and maintain such account with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Portfolio. The Manager and the Portfolios believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions. The position of the SEC is that assets involved in swap transactions are illiquid and are, therefore, subject to the limitations on investing in illiquid securities.

   Borrowing

      Each of the Portfolios, other than Small Cap Portfolio, may borrow money, but only from banks and for emergency or extraordinary purposes. Small Cap Portfolio may borrow money, only from banks, to purchase securities and only to the extent that the value of its assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If a Portfolio does borrow, its share price may be subject to greater fluctuation until the borrowing is paid off.

Investment Restrictions and Limitations

      Certain of the Portfolios' investment restrictions and other limitations are described in this SAI. The following are each Portfolio's, other than Asset Strategy Portfolio, fundamental investment limitations set forth in their entirety, which cannot be changed without shareholder approval. For this purpose, shareholder approval means the approval, at a meeting of Portfolio shareholders, by the lesser of (1) the holders of 67% or more of the Portfolio's shares represented at the meeting, if more than 50% of the Portfolio's outstanding shares are present in person or by proxy or (2) more than 50% of the Portfolio's outstanding shares. A Portfolio (other than Asset Strategy Portfolio) may not:

      (i) Issue senior securities (except that each Portfolio may borrow money as described below);

      (ii) Purchase or sell physical commodities; however, this policy shall not prevent a Portfolio other than Money Market Portfolio from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments;

      (iii) Buy real estate or any nonliquid interests in real estate investment trusts;

      (iv) Make loans, except loans of portfolio securities to the extent allowed, and in accordance with the requirements, under the 1940 Act, and a Portfolio may buy debt securities and other obligations consistent with its goal(s) and its other investment policies and restrictions;

      (v) Invest for the purpose of exercising control or management of other companies;

      (vi) Sell securities short (unless, for a Portfolio other than Money Market Portfolio, it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that, for a Portfolio other than Money Market Portfolio, (1) this policy does not prevent the Portfolio from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, (2) the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and (3) the Portfolio may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments;

      (vii) Engage in the underwriting of securities, except insofar as it may be deemed an underwriter in selling shares of a Portfolio and except as it may be deemed such in the sale of restricted securities;

      (viii) Except for Small Cap Portfolio (see "Borrowing"), borrow money except from banks as a temporary measure or for extraordinary or emergency purposes and not for investment purposes, and only up to 5% of the value of a Portfolio's total assets; or

      (ix) With respect to 75% of its total assets, purchase securities of any one issuer (other than cash items and "Government securities" as defined in the 1940 Act), if immediately after and as a result of such purchase, (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of such issuer; or, except for Money Market Portfolio, buy a security if more than 25% of its assets would then be invested in securities of companies in any one industry (U.S. Government securities are not included in this restriction); provided, however, that Science and Technology Portfolio may invest more than 25% of its assets in securities of companies in the science and technology industries.

      As additional fundamental policies of Money Market Portfolio that may not be changed without shareholder approval, Money Market Portfolio may not:

      (i)    Engage in arbitrage transactions;

      (ii) Pledge, mortgage or hypothecate assets as security for indebtedness except to secure permitted borrowings; or

      (iii) Buy a security if more than 25% of its assets would then be invested in securities of companies in any one industry (U.S. Government securities and bank obligations and instruments are not included in this restriction).

      The following are fundamental policies of Asset Strategy Portfolio and may not be changed without shareholder approval. Asset Strategy Portfolio may not:

      (i) With respect to 75% of the Portfolio's total assets, purchase the securities of any issuer (other than obligations issued or guaranteed by the United States government, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of such issuer;

      (ii) Issue bonds or any other class of securities preferred over shares of the Portfolio in respect of the Portfolio's assets or earnings, provided that the Portfolio may issue additional classes of shares in accordance with the Fund's Articles of Incorporation;

      (iii) Sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (1) this policy does not prevent the Portfolio from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, (2) the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and (3) the Portfolio may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments;

      (iv) Borrow money, except that the Portfolio may borrow money for emergency or extraordinary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (less liabilities other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three days to the extent necessary to comply with the 33 1/3% limitation. For purposes of this limitation, "three days" means three days, exclusive of Sundays and holidays;

      (v) Underwrite securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

      (vi) Purchase the securities of any issuer (other than obligations issued or guaranteed by the United States government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Portfolio's total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry;

      (vii) Invest in real estate limited partnerships or purchase or sell real estate unless acquired as a result of ownership of securities (but this shall not prevent the Portfolio from purchasing and selling securities issued by companies or other entities or investment vehicles that deal in real estate or interests therein, nor shall this prevent the Portfolio from purchasing interests in pools of real estate mortgage loans);

      (viii) Purchase or sell physical commodities, except that the Portfolio may purchase and sell precious metals for temporary, defensive purposes; however, this policy shall not prevent the Portfolio from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments; or

      (ix) Make loans, except (a) by lending portfolio securities to the extent allowed, and in accordance with the requirements, under the 1940 Act; (b) through the purchase of debt securities and other obligations consistent with its goal and other investment policies and restrictions; and (c) by engaging in repurchase agreements with respect to portfolio securities.

      The following investment restrictions are not fundamental and may be changed by the Fund's Board of Directors without approval of the shareholders of the affected Portfolios:

      (i) At least 65% of each of Bond Portfolio's and Limited-Term Bond Portfolio's total assets will be invested during normal market conditions in bonds, and at least 65% of High Income Portfolio's total assets will be invested during normal market conditions to seek a high level of current income. Bond Portfolio may not purchase any securities other than debt securities if, as a result of such purchase, more than 10% of its total assets would be invested in non-debt securities. This 10% limit does not include a non-debt security held as a result of a conversion of a debt security or exercise of a warrant;

      (ii) At least 65% of Small Cap Portfolio's total assets will be invested during normal market conditions in companies whose market capitalizations are within the range of capitalizations of companies included in the Lipper, Inc. Small Cap Category at the time the securities are acquired by the Portfolio;


      (iii) At least 25% of Balanced Portfolio's total assets will be invested during normal market conditions in fixed-income senior securities;

      (iv) At least 80% of International Portfolio's total assets will be invested during normal market conditions in foreign securities. International Portfolio may not purchase a foreign security if, as a result of such purchase, more than 75% of its total assets would be invested in issuers of that foreign country. International Portfolio currently intends to have at least 65% of its total assets invested in issuers of at least three different foreign countries;

      (v) Each of Balanced Portfolio, Growth Portfolio, Income Portfolio, International Portfolio, Limited-Term Bond Portfolio, Science and Technology Portfolio and Small Cap Portfolio does not currently intend to invest in non-investment grade debt securities if, as a result of such investment, more than 5% of its total assets would consist of such investments. Asset Strategy Portfolio may not invest more than 35% of its total assets in non-investment grade debt securities;

      (vi) Money Market Portfolio may not purchase the securities of any one issuer (other than U.S. Government securities) if, as a result of such purchase, more than 5% of its total assets would be invested in the securities of any one issuer, as determined in accordance with Rule 2a-7. Money Market Portfolio may not invest more than 5% of its total assets in securities rated in the second highest rating category by the requisite rating organization(s) or comparable unrated securities, with investments in such securities of any one issuer (except U.S. Government securities) limited to the greater of 1% of the Portfolio's total assets or $1,000,000, as determined in accordance with Rule 2a-7;

      (vii) High Income Portfolio may not purchase a common stock if, as a result, more than 20% of its total assets would be invested in common stocks. This 20% limit includes common stocks acquired on conversion of convertible securities, on exercise of warrants or call options or in any other voluntary manner. The Portfolio does not currently intend to invest more than 10% of its total assets in non-dividend paying common stocks;

      (viii) Subject to the diversification requirements of Rule 2a-7, Money Market Portfolio may invest up to 10% of its total assets in Canadian Government obligations. Money Market Portfolio may not invest more than 25% of its total assets in a combination of Canadian Government obligations and foreign bank obligations;

      (ix) Asset Strategy Portfolio currently intends to limit its investments in foreign securities, under normal market conditions, to no more than 50% of its total assets;

      (x) Each of Bond Portfolio, Growth Portfolio, High Income Portfolio, Income Portfolio, Science and Technology Portfolio and Small Cap Portfolio may not invest more than 20% of its total assets in foreign securities. Balanced Portfolio may purchase an unlimited amount of foreign securities; however, the Portfolio intends to have less than 10% of its total assets invested in foreign securities;

      (xi) Each Portfolio may not purchase a security if, as a result, more than 10% (15% for Asset Strategy Portfolio) of its net assets would consist of illiquid investments;

      (xii) Each of Balanced Portfolio, International Portfolio, Small Cap Portfolio and Science and Technology Portfolio may invest up to 10% of its total assets in shares of investment companies that do not redeem their shares if the Portfolio buys these shares in a regular transaction in the open market or acquires them as part of a reorganization, consolidation or merger; however, these Portfolios do not currently intend to invest more than 5% of their respective total assets in such securities. Asset Strategy Portfolio does not currently intend to purchase shares of investment companies that do not redeem their shares except in a regular transaction in the open market and if, as a result, no more than 10% of its total assets would be invested in such shares. Asset Strategy Portfolio does not currently intend to purchase shares of open-end investment companies;

      (xiii) Each of Asset Strategy Portfolio, International Portfolio and Limited-Term Bond Portfolio does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation. This restriction does not apply to any obligations issued or guaranteed by the U.S. government or a state or local government authority, or their respective instrumentalities, or to collateralized mortgage obligations, other mortgage-related securities, asset-backed securities, indexed securities or OTC derivative instruments;

      (xiv) A Portfolio may not participate on a joint, or a joint and several, basis in any trading account in any securities (but this does not prohibit the "bunching" of orders for the sale or purchase of Portfolio securities with any other Portfolio or with other advisory accounts of the Manager or any of its affiliates to reduce brokerage commissions or otherwise to achieve best execution);

      (xv) Asset Strategy Portfolio does not currently intend to lend assets other than securities to other parties, except by acquiring loans, loan participations, or other forms of direct debt instruments. This limitation does not apply to purchases of debt securities or to repurchase agreements;

      (xvi) Asset Strategy Portfolio does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases;

      (xvii) Asset Strategy Portfolio will not purchase any security while borrowings representing more than 5% of its total assets are outstanding;

      (xviii) Asset Strategy Portfolio does not currently intend to invest in money-market instruments rated below the highest rating category by S&P or MIS, or judged by the Manager to be of equivalent quality; provided, however, that the Portfolio may invest in money-market instruments rated below the highest rating category by S&P or MIS if such instrument is subject to a letter of credit or similar unconditional credit enhancement which is rated A-1 by S&P or Prime 1 by MIS;

      (xix) Other than Asset Strategy Portfolio and Money Market Portfolio, none of the other Portfolios may pledge its assets in connection with any permitted borrowings; however, this policy does not prevent a Portfolio from pledging its assets in connection with its purchase and sale of futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments;

      (xx) Money Market Portfolio will not invest in any security whose interest rate or principal amount to be repaid, or timing of payments, varies or floats with the value of a foreign currency, the rate of interest payable on foreign currency borrowings, or with any interest rate or index expressed in a currency other than U.S. dollars;

      (xxi) For Limited-Term Bond Portfolio, the maturity of collateralized mortgage obligations and other asset-backed securities will be deemed to be the estimated average life of such securities, as determined in accordance with certain prescribed models or formulas. The maturity of other debt securities will be deemed to be the earlier of the call date or the maturity date, whichever is appropriate;

      (xxii) Limited-Term Bond Portfolio may only invest in U.S. dollar denominated securities; and

      (xxiii) To the extent that a Portfolio enters into futures contracts, options on futures contracts or options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money" at the time of purchase) will not exceed 5% of the liquidation value of the Portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Portfolio has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of a Portfolio's total assets that are at risk in futures contracts, options on futures contracts and currency options.

      An investment policy or limitation that states a maximum percentage of a Portfolio's assets that may be so invested or prescribes quality standards is typically applied immediately after, and based on, the Portfolio's acquisition of an asset. Accordingly, a subsequent change in the asset's value, net assets, or other circumstances will not be considered when determining whether the investment complies with the Portfolio's investment policies and limitations.

Portfolio Turnover

      A Portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of the market value of such securities during the year, excluding certain short-term securities. A Portfolio's turnover rate may vary greatly from year to year as well as within a particular year.

         The portfolio turnover rates for the fiscal years ended December 31, 1999 and December 31, 1998 for each of the Portfolios then in existence were as follows:

                                                              1999        1998
                                                              ----        ----

Asset Strategy Portfolio                                     179.63%     189.02%
Balanced Portfolio                                            62.90       54.62
Bond Portfolio                                                47.27       32.75
Growth Portfolio                                              65.82       75.58
High Income Portfolio                                         87.84       63.64
Income Portfolio                                              70.20       62.84
International Portfolio                                      118.71       88.84
Limited-Term Bond Portfolio                                   22.81       47.11
Money Market Portfolio                                         0.00        0.00
Science and Technology Portfolio                              47.36       64.72
Small Cap Portfolio                                          130.99      177.32

      The high portfolio turnover rate for Asset Strategy Portfolio, International Portfolio and Small Cap Portfolio was due to the active management of each Portfolio and the volatility of the stock market during this period. A high turnover rate will increase transaction costs and commission costs that will be borne by the Portfolio and may generate taxable income or loss. Because short-term securities are generally excluded from computation of the turnover rate, a rate is not computed for Money Market Portfolio.

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

The Management Agreement

      The Fund has an Investment Management Agreement (the "Management Agreement") with Waddell & Reed, Inc. On January 8, 1992, subject to the authority of the Fund's Board of Directors, Waddell & Reed, Inc. assigned the Management Agreement and all related investment management duties (and related professional staff) to the Manager, a wholly owned subsidiary of Waddell & Reed, Inc. Under the Management Agreement, the Manager is employed to supervise the investments of each Portfolio and provide investment advice to each Portfolio. The address of the Manager and Waddell & Reed, Inc. is 6300 Lamar Avenue, P. O. Box 29217, Shawnee Mission, Kansas 66201-9217. Waddell & Reed, Inc. is the Fund's distributor.

      The Management Agreement permits the Manager or an affiliate of the Manager to enter into a separate agreement for accounting services ("Accounting Services Agreement") with the Fund. The Management Agreement contains detailed provisions as to the matters to be considered by the Fund's Directors prior to approving any Accounting Services Agreement.

Waddell & Reed Financial, Inc.

      The Manager is a wholly owned subsidiary of Waddell & Reed, Inc. Waddell & Reed, Inc. is a wholly owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company which is a wholly owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company. The address of these companies is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, KS 66201-9217.

      Waddell & Reed, Inc. and its predecessors served as investment manager to the Fund and to each of the registered investment companies in the United Group of Mutual Funds, except United Asset Strategy Fund, Inc., since 1940 or the company's inception date, whichever was later, until January 8, 1992, when it assigned its duties as investment manager for these funds (and the related professional staff) to the Manager. The Manager has also served as investment manager for Waddell & Reed Funds, Inc. since its inception in September 1992, United Asset Strategy Fund, Inc. since it commenced operations in March 1995, United Small Cap Fund, Inc. since it commenced operations in

October 1999 and United Tax-Managed Equity Fund, Inc. since it commenced operations in March 2000. Waddell & Reed, Inc. serves as distributor for Policies for which the Fund is the underlying investment vehicle and as underwriter for the investment companies in the United Group of Mutual Funds and Waddell & Reed Funds, Inc.

Accounting Services

      Under the Accounting Services Agreement entered into between the Fund and Waddell & Reed Services Company (the "Agent"), a subsidiary of Waddell & Reed, Inc., the Agent provides the Fund with bookkeeping and accounting services and assistance including maintenance of the Fund's records, pricing of the Portfolios' shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. A new Accounting Services Agreement, or amendments to an existing one, may be approved by the Fund's Board of Directors without shareholder approval.

Payments by the Fund for Management and Accounting Services

      Under the Management Agreement, for the Manager's management services, the Fund pays the Manager a fee as described in the Prospectus. Prior to the above-described assignment from Waddell & Reed, Inc. to the Manager, all fees were paid to Waddell & Reed, Inc. The management fees paid to the Manager, during the last three fiscal years for each Portfolio then in existence were as follows:

                                                 Periods ended December 31,
                                                 --------------------------
                                              1999         1998          1997
                                              ----         ----          ----

Asset Strategy Portfolio                  $  125,314    $   91,048    $   71,899
Balanced Portfolio                           664,392       471,708       324,830
Bond Portfolio                               593,016       547,604       491,520
Growth Portfolio                           6,468,574     4,903,762     4,150,034
High Income Portfolio                        778,077       801,018       690,862
Income Portfolio                           5,983,548     5,015,935     3,955,628
International Portfolio                    1,606,571     1,168,796       799,824
Limited-Term Bond Portfolio                   29,161        22,936        21,919
Money Market Portfolio                       254,538       223,299       192,321
Science and Technology Portfolio*            738,631       126,390        27,836
Small Cap Portfolio                        1,771,481     1,395,302     1,018,984
*Science and Technology Portfolio began operations April 4, 1997.

      The Fund accrues and pays this fee daily.

      Under the Accounting Services Agreement, the Fund pays Waddell & Reed Services Company a fee for accounting services as described in the Prospectus. Fees paid to the Agent for the last three fiscal years for each Portfolio then in existence were as follows:

                                                   Periods ended December 31,
                                                   --------------------------
                                                 1999         1998         1997
                                                 ----         ----         ----

Asset Strategy Portfolio                       $10,000      $ 9,167      $    --
Balanced Portfolio                              36,667       30,000       25,833
Bond Portfolio                                  40,000       40,000       30,000
Growth Portfolio                                87,500       72,500       67,500
High Income Portfolio                           40,000       40,000       38,333
Income Portfolio                                85,000       72,500       65,833
International Portfolio                         42,500       40,000       35,833
Limited-Term Bond Portfolio                         --           --           --
Money Market Portfolio                          30,000       23,333       20,000
Science and Technology Portfolio*               31,667       11,667           --
Small Cap Portfolio                             46,667       40,000       38,333

*Science and Technology Portfolio began operations April 4, 1997.

      Pursuant to its voluntary waiver of fees for a Portfolio with assets under $25 million on any fee accrual and payment date, the manager waived management fees in the amounts of $65,722 and $14,949 for Asset Strategy Portfolio and Limited-Term Bond Portfolio for 1999.

      Since the Fund pays a management fee for investment supervision and an accounting services fee for accounting services as discussed above, the Manager and Waddell & Reed Services Company, respectively, pay all of their own expenses in providing these services. Waddell & Reed, Inc. and affiliates pay the Fund's Directors and officers who are affiliated with the Manager and Waddell & Reed, Inc. The Fund pays the fees and expenses of the Fund's other Directors. The Fund pays all of its other expenses. These include the costs of printing and mailing materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, fees payable under securities laws and to the Investment Company Institute, cost of processing and maintaining shareholder records, cost of systems or services used to price Portfolio securities and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.

   Service Plan

      Under a Service Plan (the "Plan") adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, each Portfolio may pay Waddell & Reed, Inc. a fee not to exceed .25% of the Portfolio's average annual net assets, paid monthly, to compensate Waddell & Reed, Inc. for its costs and expenses in connection with the provision of personal services to Policyowners and/or maintenance of Policyowner accounts.

      The Plan permits Waddell & Reed, Inc. to be compensated for amounts it expends in compensating, training and supporting registered financial advisors, sales managers and/or other appropriate personnel in providing personal services to Policyowners and/or maintaining Policyowner accounts; increasing services provided to Policyowners by office personnel; engaging in other activities useful in providing personal service to Policyowners and/or maintenance of Policyowner accounts; and in compensating broker-dealers who may regularly sell Policies, and other third parties, for providing shareholder services and/or maintaining Policyowner accounts.

      The only Directors or interested persons, as defined in the 1940 Act, of the Fund who have a direct or indirect financial interest in the operation of the Plan are the officers and Directors who are also officers of either Waddell & Reed, Inc. or its affiliate(s) or who are shareholders of Waddell & Reed Financial, Inc., the indirect parent company of Waddell & Reed, Inc. The Plan is anticipated to benefit each Portfolio and the Policyholders through Waddell & Reed, Inc.'s activities to provide directly or indirectly, personal services to the Policyholders and thereby promote the maintenance of their accounts with the Fund. The Fund anticipates that Policyholders may benefit to the extent that Waddell & Reed's activities are successful in increasing the assets of the Fund through reduced redemptions and reducing a Policyholder's share of Fund and Portfolio expenses. In addition, the Fund anticipates that the revenues from the Plan will provide Waddell & Reed, Inc. with greater resources to make the financial commitments necessary to continue to improve the quality and level of services to the Fund and Policyholders.

      The Plan was approved by the Fund's Board of Directors, including the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operations of the Plan or any agreement referred to in the Plan (hereafter, the "Plan Directors"). The Plan was also approved as to each Portfolio by the shareholders of the Portfolio.

      Among other things, the Plan provides that (i) Waddell & Reed, Inc. will provide to the Directors of the Fund at least quarterly, and the Directors will review, a report of amounts expended under the Plan and the purposes for which such expenditures were made, (ii) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto will be effective only if approved, by the Directors including the Plan Directors acting in person at a meeting called for that purpose, (iii) amounts to be paid by a Portfolio under the Plan may not be materially increased without the vote of the holders of a majority of the outstanding shares of the Portfolio, and (iv) while the Plan remains in effect, the selection and nomination of the Directors who are Plan Directors will be committed to the discretion of the Plan Directors. During the fiscal year ended December 31, 1999, each Portfolio paid the following amount under the Plan:

         Asset Strategy Portfolio                    $   40,884
         Balanced Portfolio                             246,777
         Bond Portfolio                                 272,450
         Growth Portfolio                             2,250,583
         High Income Portfolio                          294,959
         Income Portfolio                             2,070,886
         International Portfolio                        467,843
         Limited-Term Bond Portfolio                     13,593
         Money Market Portfolio                         138,656
         Science and Technology Portfolio               220,622
         Small Cap Portfolio                            505,758

Custodial and Auditing Services

      The Custodian for each Portfolio is UMB Bank, n.a., 928 Grand Boulevard, Kansas City, Missouri. In general, the Custodian is responsible for holding the Portfolios' cash and securities. Deloitte & Touche LLP, 1010 Grand Boulevard, Kansas City, Missouri, the Fund's independent auditors, audits the Fund's annual financial statements.

                                 NET ASSET VALUE

      The NAV of one of the shares of a Portfolio is the value of the Portfolio's assets, less liabilities, divided by the total number of shares outstanding. For example, if on a particular day a Portfolio owned securities worth $100 and held cash of $15, the total value of the assets would be $115. If it had a liability of $5, the NAV would be $110 ($115 minus $5). If it had 11 shares outstanding, the NAV of one share would be $10 ($110 divided by 11).

      The NAV per share of each Portfolio is computed on each day that the NYSE is open for trading as of the later of the close of the regular session of the NYSE or the close of the regular session of any other securities or commodities exchange on which an option or future held by a Portfolio is traded. The NYSE ordinarily closes at 4:00 p.m. Eastern time. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, it is possible that the NYSE may close on other days. The NAV will change every business day, since the value of the assets and the number of shares outstanding change every business day.

      Under Rule 2a-7, Money Market Portfolio uses the "amortized cost method" for valuing its portfolio securities provided it meets certain conditions. As a general matter, the primary conditions imposed under Rule 2a-7 relating to the Portfolio's investments are that the Portfolio must: (i) not maintain a dollar-weighted average portfolio maturity in excess of 90 days; (ii) limit its investments, including repurchase agreements, to those instruments which are U.S. dollar denominated and which the Fund's Board of Directors determines present minimal credit risks and which are rated in one of the two highest rating categories by the requisite NRSRO(s), as defined in Rule 2a-7; or, in the case of any instrument that is not rated, of comparable quality as determined under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors; (iii) limit its investments in the securities of any one issuer (except U.S. Government securities) to no more than 5% of its assets; (iv) limit its investments in securities rated in the second highest rating category by the requisite NRSRO(s) or comparable unrated securities to no more than 5% of its assets; (v) limit its investments in the securities of any one issuer which are rated in the second highest rating category by the requisite NRSRO(s) or comparable unrated securities to the greater of 1% of its assets or $1,000,000; and (vi) limit its investments to securities with a remaining maturity of not more than 397 days. Rule 2a-7 sets forth the method by which the maturity of a security is determined. The amortized cost method involves valuing an instrument at its cost and thereafter assuming a constant amortization rate to maturity of any discount or premium, and does not reflect the impact of fluctuating interest rates on the market value of the security. This method does not take into account unrealized gains or losses.

      While the amortized cost method provides some degree of certainty in valuation, there may be periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During periods of declining interest rates, the daily yield on the Portfolio's shares may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments and changing its dividends based on these changing prices. Thus, if the use of amortized cost by the Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio's shares would be able to obtain a somewhat higher yield than would result from investment in such a fund, and existing investors in the Portfolio's shares would receive less investment income. The converse would apply in a period of rising interest rates.

      Under Rule 2a-7, the Fund's Board of Directors must establish procedures designed to stabilize, to the extent reasonably possible, the Portfolio's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures must include review of the portfolio holdings by the Board of Directors at such intervals as it may deem appropriate and at such intervals as are reasonable in light of current market conditions to determine whether the Portfolio's NAV calculated by using available market quotations (see below) deviates from the per share value based on amortized cost.

      For the purpose of determining whether there is any deviation between the value of the Portfolio based on amortized cost and that determined on the basis of available market quotations, if there are readily available market quotations, investments are valued at the mean between the bid and asked prices. If such market quotations are not available, the investments will be valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors, including being valued at prices based on market quotations for investments of similar type, yield and duration.

      Under Rule 2a-7, if the extent of any deviation between the NAV per share based upon available market quotations and the NAV per share based on amortized cost exceeds one-half of 1%, the Board of Directors must promptly consider what action, if any, will be initiated. When the Board of Directors believes that the extent of any deviation may result in material dilution or other unfair results, it is required to take such action as it deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results. Such actions could include the sale of portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or payment of distributions from capital or capital gains, redemptions of shares in kind, or establishing a NAV per share using available market quotations.

      The portfolio securities of the Portfolios (other than Money Market Portfolio) that are listed or traded on U.S. or foreign stock exchanges are valued at the last sales price on that day or, lacking any sales on such day, at the mean of the last bid and asked prices available. In cases where securities or other instruments are traded on more than one exchange, such securities or other instruments generally are valued on the exchange designated by the Manager (under procedures established by and under the general supervision and responsibility of the Board of Directors) as the primary market. Securities traded in the OTC market are valued at the mean of the last bid and asked prices.

      Bonds, other than convertible bonds, are valued using a pricing system provided by a major dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Short-term debt securities held by the Portfolios (other than Money Market Portfolio) are valued at amortized cost. When market quotations for options and futures positions and non-exchange traded foreign securities held by a Portfolio are readily available, those positions and securities will be valued based upon such quotations. Market quotations generally will not be available for options traded in the OTC market. Warrants and rights to purchase securities are valued at market value. When market quotations are not readily available, securities, options, futures and other assets are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Directors.

      When a Portfolio writes a call or a put option, an amount equal to the premium received is included in that Portfolio's Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is "marked-to-market" to reflect the current market value of the option. If an option a Portfolio wrote is exercised, the proceeds received on the sale of the related investment are increased by the amount of the premium that the Portfolio received. If an option written by a Portfolio expires, it has a gain in the amount of the premium; if it enters into a closing transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction.

      All securities and other assets quoted in foreign currency and forward currency contracts are valued weekly in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time such valuation is determined by the Portfolio's Custodian. Foreign currency exchange rates are generally determined prior to the close of the NYSE. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of the NYSE, which events will not be reflected in a computation of the Portfolio's NAV. If events materially affecting the value of such securities or assets or currency exchange rates occurred during such time period, the securities or assets would be valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Directors. The foreign currency exchange transactions of a Portfolio conducted on a spot basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. Under normal market conditions this rate differs from the prevailing exchange rate by an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

      Optional delivery standby commitments are valued at fair value under the general supervision and responsibility of the Fund's Board of Directors. They are accounted for in the same manner as exchange-listed puts.

                             DIRECTORS AND OFFICERS

      The day-to-day affairs of the Fund are handled by outside organizations selected by the Board of Directors. The Board of Directors has responsibility for establishing broad corporate policies for the Fund and for overseeing overall performance of the selected experts. It has the benefit of advice and reports from independent counsel and independent auditors. The majority of the Directors are not affiliated with Waddell & Reed, Inc.

      The principal occupation during the past five years of each Director and officer is stated below. Each of the persons listed through and including Mr. Vogel is a member of the Fund's Board of Directors. The other persons are officers of the Fund but are not members of the Board of Directors. For purposes of this section, the term "Fund Complex" includes the Fund, each of the funds in the United Group of Mutual Funds and Waddell & Reed Funds, Inc.

Each of the Fund's Directors is also a Director of each of the funds in the Fund Complex and each of the Fund's officers is also an officer of one or more of the funds in the Fund Complex.

KEITH A. TUCKER*
      Chairman of the Board of Directors of the Fund and each of the other funds in the Fund Complex; Chairman of the Board of Directors, Chief Executive Officer and Director of Waddell & Reed Financial, Inc.; President, Chairman of the Board of Directors and Chief Executive Officer of Waddell & Reed Financial Services, Inc.; Chairman of the Board of Directors of WRIMCO, Waddell & Reed, Inc. and Waddell & Reed Services Company; formerly, President of each of the funds in the Fund Complex; formerly, Chairman of the Board of Directors of Waddell & Reed Asset Management Company, a former affiliate of Waddell & Reed Financial, Inc. Date of birth: February 11, 1945.

JAMES M. CONCANNON
950 Docking Road
Topeka, Kansas  66615
      Dean and Professor of Law, Washburn University School of Law; Director, AmVestors CBO II Inc. Date of birth: October 2, 1947.

JOHN A. DILLINGHAM
4040 Northwest Claymont Drive
Kansas City, Missouri  64116
      President of JoDill Corp., an agricultural company; President and Director of Dillingham Enterprises Inc.; formerly, Director and consultant, McDougal Construction Company; formerly, Instructor at Central Missouri State University; formerly, Member of the Board of Police Commissioners, Kansas City, Missouri; formerly, Senior Vice President-Sales and Marketing of Garney Companies, Inc., a specialty utility contractor. Date of birth: January 9, 1939.

DAVID P. GARDNER
263 West 3rd Avenue
San Mateo, California  94402
      Chairman and Chief Executive Officer of George S. and Delores Dor'e Eccles Foundation; Director of First Security Corp., a bank holding company, and Director of Fluor Corp., a company with interests in coal; formerly, President of Hewlett Foundation. Date of birth: March 24, 1933.

LINDA K. GRAVES*
1 South West Cedar Crest Road
Topeka, Kansas  66606
      First Lady of Kansas; formerly, Partner of Levy and Craig, P.C., a law firm. Date of birth: July 29, 1953.

JOSEPH HARROZ, JR.
125 South Creekdale Drive
Norman, Oklahoma  73072
      General Counsel of the Board of Regents at the University of Oklahoma; Adjunct Professor of Law at the University of Oklahoma College of Law; Managing Member, Harroz Investments, L.L.C.; formerly, Vice President for Executive Affairs of the University of Oklahoma; formerly, Attorney with Crowe & Dunlevy, a law firm. Date of birth: January 17, 1967.

JOHN F. HAYES
20 West 2nd Avenue
P. O. Box 2977
Hutchinson, Kansas  67504-2977
      Director of Central Bank and Trust; Director of Central Financial Corporation; Chairman of the Board of Directors, Gilliland & Hayes, P.A., a law firm; formerly, President of Gilliland & Hayes, P.A.; formerly, Director of Central Properties, Inc. Date of birth: December 11, 1919.

ROBERT L. HECHLER*
      President and Principal Financial Officer of the Fund and each of the other funds in the Fund Complex; Executive Vice President, Chief Operating Officer and Director of Waddell & Reed Financial, Inc.; Vice President, Chief Operating Officer, Director and Treasurer of Waddell & Reed Financial Services, Inc.; Executive Vice President, Principal Financial Officer, Director and Treasurer of WRIMCO; President, Chief Executive Officer, Principal Financial Officer, Director and Treasurer of Waddell & Reed, Inc.; Director and Treasurer of Waddell & Reed Services Company; Chairman, Chief Executive Officer, President and Director of Fiduciary Trust Company of New Hampshire, an affiliate of Waddell & Reed, Inc.; formerly, Vice President of each of the funds in the Fund Complex; formerly, Director and Treasurer of Waddell & Reed Asset Management Company; formerly, President of Waddell & Reed Services Company. Date of birth:
November 12, 1936.

HENRY J. HERRMANN*
      Vice President of the Fund and each of the other funds in the Fund Complex; President, Chief Investment Officer and Director of Waddell & Reed Financial, Inc.; Vice President, Chief Investment Officer and Director of Waddell & Reed Financial Services, Inc.; Director of Waddell & Reed, Inc.; President, Chief Executive Officer, Chief Investment Officer and Director of WRIMCO; Chairman of the Board of Directors of Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO; formerly, President, Chief Executive Officer, Chief Investment Officer and Director of Waddell & Reed Asset Management Company. Date of birth: December 8, 1942.

GLENDON E. JOHNSON
13635 Deering Bay Drive
Unit 284
Miami, Florida  33158
      Retired; formerly, Director and Chief Executive Officer of John Alden Financial Corporation and its subsidiaries. Date of birth: February 19, 1924.

WILLIAM T. MORGAN*
928 Glorietta Blvd.
Coronado, California  92118
      Retired; formerly, Chairman of the Board of Directors and President of each of the funds in the Fund Complex then in existence. (Mr. Morgan retired as Chairman of the Board of Directors and President of the funds in the Fund Complex then in existence on April 30, 1993); formerly, President, Director and Chief Executive Officer of WRIMCO and Waddell & Reed, Inc.; formerly, Chairman of the Board of Directors of Waddell & Reed Services Company. Date of birth:
April 27, 1928.

RONALD C. REIMER
2601 Verona Road
Mission Hills, Kansas  66208
      Retired. Co-founder and teacher at Servant Leadership School of Kansas City; Director and Vice President of Network Rehabilitation Services; Board Member, Member of Executive Committee and Finance Committee of Truman Medical Center; formerly, Employment Counselor and Director of McCue-Parker Center. Date of birth: August 3, 1934.

FRANK J. ROSS, JR.*
700 West 47th Street
Kansas City, Missouri  64112
      Shareholder, Polsinelli, White, Vardeman & Shalton, a law firm; Director of Columbian Bank and Trust. Date of birth: April 9, 1953.

ELEANOR B. SCHWARTZ
1213 West 95th Court, Chartwell 4
Kansas City, Missouri  64114
      Professor of Business Administration, University of Missouri-Kansas City; formerly, Chancellor, University of Missouri-Kansas City. Date of birth: January 1, 1937.

FREDERICK VOGEL III
1805 West Bradley Road
Milwaukee, Wisconsin  53217
      Retired. Date of birth: August 7, 1935.

Daniel C. Schulte
      Vice President, Assistant Secretary and General Counsel of the Fund and each of the other funds in the Fund Complex; Vice President, Secretary and General Counsel of Waddell & Reed Financial, Inc., Waddell & Reed Financial Services Company, Waddell & Reed, Inc., WRIMCO and Waddell & Reed Services Company; formerly, Assistant Secretary of Waddell & Reed Financial, Inc.; formerly, an attorney with Klenda, Mitchell, Austerman & Zuercher, L.L.C. Date of birth: December 8, 1965.

Kristen A. Richards
      Vice President, Secretary and Associate General Counsel of the Fund and each of the other funds in the Fund Complex; Vice President and Associate General Counsel of WRIMCO; formerly, Assistant Secretary of the Fund and each of the other funds in the Fund Complex; formerly, Compliance Officer of WRIMCO. Date of birth: December 2, 1967.

Theodore W. Howard
      Vice President, Treasurer and Principal Accounting Officer of the Fund and each of the other funds in the Fund Complex; Vice President of Waddell & Reed Services Company. Date of birth: July 18, 1942.

Michael L. Avery
      Vice President of the Fund and two other funds in the Fund Complex; Senior Vice President of the Manager; formerly, Vice President of, and the Director of Research for, Waddell & Reed Asset Management Company. Date of birth: September 15, 1953.

James C. Cusser
      Vice President of the Fund and two other funds in the Fund Complex; Vice President of the Manager. Date of birth: May 30, 1949.

Thomas A. Mengel
      Vice President of the Fund and two other funds in the Fund Complex; Vice President of the Manager; formerly, President of Sal. Oppenheim jr. & Cie. Securities, Inc. Date of birth: April 13, 1957.

William M. Nelson
      Vice President of the Fund and Vice President of the Manager. Date of birth: May 18, 1960.

Cynthia P. Prince-Fox
      Vice President of the Fund and two other funds in the Fund Complex; Vice President of the Manager; Vice President and Portfolio Manager for Austin, Calvert & Flavin, Inc., an affiliate of the Manager; formerly, Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Date of birth: January 11, 1959.

Philip J. Sanders
      Vice President of the Fund and Vice President of the Manager; formerly Lead Manager with Tradestreet Investment Associates. Date of birth: October 30, 1959.

Grant P. Sarris
      Vice President of the Fund and two other funds in the Fund Complex and Vice President of the Manager. Date of birth: September 14, 1966.

Mark G. Seferovich
Vice President of the Fund and two other funds in the Fund Complex and Senior Vice President of the Manager; formerly, Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Date of birth: April 6, 1947.

W. Patrick Sterner
      Vice President of the Fund and one other fund in the Fund Complex; Vice President of the Manager; formerly, Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Date of birth: January 11, 1949.

Mira Stevovich
      Vice President and Assistant Treasurer of the Fund and two other funds in the Fund Complex and Assistant Treasurer of all funds in the Fund Complex; Vice President of the Manager. Date of birth: July 30, 1953.

Daniel J. Vrabac
      Vice President of the Fund and two other funds in the Fund Complex; Vice President of the Manager; formerly, Vice President of, and a portfolio manager for, Waddell & Reed Asset Management company. Date of birth: July 24, 1954.

James D. Wineland
      Vice President of the Fund and two other funds in the Fund Complex; Senior Vice President of the Manager; formerly, Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Date of birth: September 25, 1951.

      The address of each person is 6300 Lamar Avenue, P. O. Box 29217, Shawnee Mission, Kansas 66201-9217 unless a different address is given.

      The Directors who may be deemed to be "interested persons", as defined in the 1940 Act, are indicated as such by an asterisk.

      As of January 31, 2000, the Directors and officers as a group owned less than 1% of the shares of any Portfolio.

      The Board of Directors has created an honorary position of Director Emeritus, whereby, an incumbent Director who has attained the age of 70 may, or if elected on or after May 31, 1993 and has attained the age of 75 must, resign his or her position as Director and, unless he or she elects otherwise, will serve as Director Emeritus provided the Director has served as a

Director of the Fund for at least five years which need not have been consecutive. A Director Emeritus receives fees in recognition of his or her past services whether or not services are rendered in his or her capacity as Director Emeritus, but he or she has no authority or responsibility with respect to the management of the Fund. Messrs. Henry L. Bellmon, Jay B. Dillingham, Doyle Patterson, Ronald K. Richey and Paul S. Wise retired as Directors of the Fund and of each of the funds in the Fund Complex, and each serves as Director Emeritus.

      The Fund, the funds in the United Group of Mutual Funds and Waddell & Reed Funds, Inc. pay to each Director, effective October 1, 1999, an annual base fee of $50,000, plus $3,000 for each meeting of the Board of Directors attended and effective January 1, 2000, an annual base fee of $52,000 plus $3,250 for each meeting of the Board of Directors attended, plus reimbursement of expenses for attending such meeting and $500 for each committee meeting attended which is not in conjunction with a Board of Directors meeting, other than Directors who are affiliates of Waddell & Reed, Inc. (Prior to October 1, 1999, the funds in the United Group, Target/United Funds, Inc. and Waddell & Reed Funds, Inc. paid to each Director an annual base fee of $48,000 plus $2,500 for each meeting of the Board of Directors attended.) The fees to the Directors are divided among the Portfolios, the funds in the United Group and the series of Waddell & Reed Funds, Inc. based on the Portfolios' relative size.

      During the Fund's fiscal year ended December 31, 1999, the Fund's Directors received the following fees for service as a director:

                               COMPENSATION TABLE

                                                                      Total
                                        Aggregate                 Compensation
                                      Compensation                  From Fund
                                          From                      and Fund
Director                                  Fund                      Complex*
--------                              ------------                ------------
Robert L. Hechler                       $    0                    $     0
Henry J. Herrmann                            0                          0
Keith A. Tucker                              0                          0
James M. Concannon                       5,987                     59,500
John A. Dillingham                       5,987                     59,500
David P. Gardner                         5,735                     57,000
Linda K. Graves                          5,987                     59,500
Joseph Harroz, Jr.                       5,987                     59,500
John F. Hayes                            5,987                     59,500
Glendon E. Johnson                       6,036                     60,000
William T. Morgan                        5,987                     59,500
Ronald C. Reimer                         6,001                     59,500
Frank J. Ross, Jr.                       5,987                     59,500
Eleanor B. Schwartz                      6,036                     60,000
Frederick Vogel III                      6,036                     60,000

*No pension or retirement benefits have been accrued as a part of Fund expenses.

                            PURCHASES AND REDEMPTIONS

      The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of each Portfolio based on, among other things, the amount of premium payments to be invested and the number of surrender and transfer requests to be effected on any day according to the terms of the Policies. Shares of a Portfolio are sold at their NAV per share. No sales charge is paid by the Participating Insurance Company for purchase of shares. Redemptions will be made at the NAV per share of the Portfolio. Payment is generally made within seven days after receipt of a proper request to redeem. The Fund may suspend the right of redemption of shares of any Portfolio and may postpone payment for any period if any of the following conditions exist: (i) the NYSE is closed other than customary weekend and holiday closings or trading on the NYSE is restricted; (ii) the SEC has determined that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) the SEC has permitted suspension of the right of redemption of shares for the protection of the shareholders of the Fund; or (iv) applicable laws and regulations otherwise permit the Fund to suspend payment on the redemption of shares. Redemptions are ordinarily made in cash but under extraordinary conditions the Fund's Board of Directors may determine that the making of cash payments is undesirable. In such case, redemption payments may be made in Portfolio securities. The redeeming shareholders would incur brokerage costs in selling such securities. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

      Should any conflict between Policyowners arise which would require that a substantial amount of net assets be withdrawn from a Portfolio, orderly portfolio management could be disrupted to the potential detriment of Policyowners. The Fund need not accept any purchase order and it may discontinue offering the shares of any Portfolio.

                           SHAREHOLDER COMMUNICATIONS

      Policyowners will receive from the Participating Insurance Companies financial statements of the Fund as required under the 1940 Act. Each report shows the investments owned by the Portfolio and the market values thereof and provides other information about the Fund and its operations.

                                      TAXES

General

      Shares of the Portfolios are offered only to insurance company separate accounts that fund Policies. See the applicable Policy prospectus for a discussion of the special taxation of insurance companies with respect to such accounts and of the Policy holders.

      Each Portfolio is treated as a separate corporation for Federal income tax purposes. Each Portfolio has qualified since inception for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), so that it is relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net taxable investment income, net short-term capital gain and, for each Portfolio other than Money Market Portfolio and Limited-Term Bond Portfolio, net gains from certain foreign currency transactions) that it distributes to its shareholders. To continue to qualify for treatment as a RIC, a Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income ("Distribution Requirement"), and must meet several additional requirements. With respect to each Portfolio, these requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies or other income (including gains from options, futures contracts or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities ("50% Diversification Requirement"); and
(3) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

      Each Portfolio intends to comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on the Portfolios by the 1940 Act and Subchapter M of the Code, place certain limitations on the assets of each separate account -- and, because section 817(h) and those regulations treat the assets of each Portfolio as assets of the related separate account, of each Portfolio -- that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of a Portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. Government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered the same issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities and securities of other RICs. Failure of a Portfolio to satisfy the section 817(h) requirements would result in taxation of the Participating Insurance Companies and treatment of the Policyowners other than as described in the prospectuses for the Policies. If any Portfolio failed to qualify for treatment as a regulated investment company for any taxable year,
(1) it would be taxed at corporate rates on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders, (2) the shareholders would treat all those distributions, including distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), as dividends (that is, ordinary income) to the extent of the Portfolio's earnings and profits, and (3) most importantly, each insurance company separate account invested therein would fail to satisfy the diversification requirements of Code section 817(h), with the result that the variable annuity contracts supported by that account would no longer be eligible for tax deferral. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for regulated investment company treatment.

      Dividends and distributions declared by a Portfolio in December of any year and payable to shareholders of record on a date in that month are deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year if they are paid by the Portfolio during the following January.

      Each Portfolio will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gains net income for the one-year period ending on October 31 of that year, plus certain other amounts. Each Portfolio may defer into the next calendar year net capital losses incurred between November 1 and the end of the current calendar year. It is the Portfolio's policy to make sufficient distributions each year to avoid imposition of the Excise Tax.

Income from Foreign Securities

      Dividends and interest received, and gains realized, by a Portfolio (other than the Limited-Term Bond Portfolio) may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

      Each Portfolio (other than Money Market Portfolio and Limited-Term Bond Portfolio) may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation that, in general, meets either of the following tests: (i) at least 75% of its gross income is passive or (ii) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Portfolio will be subject to Federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

      If a Portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which probably would have to be distributed by the Portfolio to satisfy the Distribution Requirement and to avoid imposition of the Excise Tax -- even if those earnings and gain were not distributed to the Portfolio by the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

      The Portfolio may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over the Portfolio's adjusted basis therein as of the end of that year. Pursuant to the election, the Portfolio also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Portfolio for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). The Portfolio's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.

Foreign Currency Gains and Losses

      Gains or losses (i) from the disposition of foreign currencies, including forward currency contracts, (ii) on the disposition of each debt security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition, and (iii) that are attributable to fluctuations in exchange rates that occur between the time a Portfolio accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Portfolio actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Portfolio's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.

Income from Options, Futures and Forward Currency Contracts and Foreign
Currencies

      The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves Complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Portfolio realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts and forward currency contracts derived by a Portfolio with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

      Any income a Portfolio earns from writing options is taxed as short-term capital gains. If a Portfolio enters into a closing purchase transaction, it will have a short-term capital gain or loss based on the difference between the premium it receives for the option it wrote and the premium it pays for the option it buys. If an option written by a Portfolio lapses without being exercised, the premium it receives also will be a short-term capital gain. If such an option is exercised and the Portfolio thus sells the securities subject to the option, the premium the Portfolio receives will be added to the exercise price to determine the gain or loss on the sale.

      Certain options, futures contracts and forward currency contracts in which a Portfolio may invest will be "section 1256 contracts." Section 1256 contracts held by a Portfolio at the end of its taxable year, other than contracts subject to a "mixed straddle" election made by the Portfolio, are "marked-to-market" (that is, treated as sold at that time for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gains or losses recognized on these deemed sales, and 60% of any net realized gains or losses from any actual sales of section 1256 contracts, are treated as long-term capital gain or loss, and the balance is treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax and other purposes. A Portfolio may need to distribute any mark-to-market gains to its shareholders to satisfy the Distribution Requirement and/or avoid imposition of the Excise Tax, even though it may not have closed the transactions and received cash to pay the distributions.

      Code section 1092 (dealing with straddles) may also affect the taxation of options and futures contracts in which a Portfolio may invest. That section defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options, futures contracts and forward currency contracts are personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that would otherwise be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Portfolio makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions will be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to a Portfolio are not entirely clear.

      If a Portfolio has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the Portfolio will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward currency contract entered into by a Portfolio or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and a Portfolio holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is a Portfolio's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

Zero Coupon and Payment-in-Kind Securities

      As the holder of zero coupon or other securities issued with original issue discount ("OID"), a Portfolio must include in its income the OID that accrues on the securities during the taxable year, even if the Portfolio receives no corresponding payment on the securities during the year. Similarly, a Portfolio must include in its gross income securities it receives as "interest" on payment-in-kind securities. Because each Portfolio annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, in order to satisfy the Distribution Requirement and to avoid imposition of the Excise Tax, a Portfolio may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Portfolio's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Portfolio may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

                           DIVIDENDS AND DISTRIBUTIONS

      It is the Fund's intention to distribute substantially all the net investment income, if any, of each Portfolio. For dividend purposes, net investment income of each Portfolio, other than Money Market Portfolio, will consist of all payments of dividends or interest received by such Portfolio less the estimated expenses of such Portfolio. Money Market Portfolio's net investment income for dividend purposes consists of all interest income accrued on the Portfolio, plus or minus realized gains or losses on portfolio securities, less the Portfolio's expenses.

      Dividends on Money Market Portfolio are declared and paid daily in additional full and fractional shares. Dividends from investment income of Growth Portfolio, Bond Portfolio, High Income Portfolio, Income Portfolio, International Portfolio, Small Cap Portfolio, Balanced Portfolio, Limited-Term Bond Portfolio, Asset Strategy Portfolio and Science and Technology Portfolio will usually be declared and paid annually in December in additional full and fractional shares of that Portfolio. Ordinarily, dividends are paid on shares starting on the day after they are issued and on shares the day they are redeemed. Under the amortized cost procedures which pertain to Money Market Portfolio in certain circumstances dividends of Money Market Portfolio might be eliminated or reduced.

      All net realized long-term or short-term capital gains of the Portfolios, if any, other than short-term capital gains of Money Market Portfolio, are declared and distributed annually in December to the shareholders of the Portfolios to which such gains are attributable.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      One of the duties undertaken by the Manager in the Management Agreement is to arrange for the purchase and sale of securities for the Portfolios. With respect to Limited-Term Bond Portfolio, Money Market Portfolio and High Income Portfolio, many purchases are made directly from issuers or from underwriters, dealers or banks. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers will include the spread between the bid and the asked prices. Otherwise, transactions in securities other than those for which an exchange is the primary market are generally effected with dealers acting as principals or market makers. Brokerage commissions are paid primarily for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained. The individuals who manage the Portfolios may manage other advisory accounts with similar investment objectives. It can be anticipated that the manager will frequently, yet not always, place concurrent orders for all or most accounts for which the manager has responsibility or the Manager may otherwise combine orders for a Portfolio with those of other Portfolios, funds in the United Group and Waddell & Reed Funds, Inc. and/or other accounts for which it has investment discretion, including accounts affiliated with the Manager. Under current written procedures, transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account, except where the combined order is not filled completely. In this case, the Manager will ordinarily allocate the transaction pro rata based on the orders placed, subject to certain variances provided for in the written procedures. Sharing in large transactions could affect the price a Portfolio pays or receives or the amount it buys or sells. As well, a better negotiated commission may be available through combined orders.

      To effect the portfolio transactions of each Portfolio in securities traded on an exchange, the Manager is authorized to engage broker-dealers ("brokers") which, in its best judgment based on all relevant factors, will implement the policy of the Portfolio to seek "best execution" (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. The Manager need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Portfolio. Subject to review by the Board of Directors, such policies include the selection of brokers which provide execution and/or research services and other services, including pricing or quotation services directly or through others ("research and brokerage services") considered by the Manager to be useful or desirable for its investment management of the Portfolio and/or the other funds and accounts over which the Manager has investment discretion.

      Research and brokerage services are, in general, defined by reference to
Section 28(e) of the Securities Exchange Act of 1934 as including (i) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers, (ii) furnishing analyses and reports, or (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). "Investment discretion" is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account, or making those decisions even though someone else has responsibility.

      The commissions paid to brokers that provide such research and/or brokerage services may be higher than the commission another qualified broker would charge if a good faith determination is made by the Manager that the commission is reasonable in relation to the research or brokerage services provided. No allocation of brokerage or principal business is made to provide any other benefits to the Manager or its affiliates.

      The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of the Manager and investment research received for the commissions of those other accounts may be useful both to a Portfolio and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist the Manager in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made by the Manager.

      Such investment research, which may be supplied by a third party at the request of a broker, includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of the Manager; serves to make available additional views for consideration and comparisons; and enables the Manager to obtain market information on the price of securities held in a Portfolio or being considered for purchase.

      The Fund may also use its brokerage to pay for pricing or quotation services to value securities. The table below sets forth the brokerage commissions paid during the fiscal years ended December 31, 1999, 1998 and 1997:

                                                  Periods ended December 31,
                                              -------------------------------
                                                1999          1998          1997
                                                ----          ----          ----
Asset Strategy Portfolio                  $   38,386    $   16,848    $   16,930
Balanced Portfolio                           128,278        68,705        56,431
Bond Portfolio                                    --            --            --
Growth Portfolio                           1,122,733     1,048,968     1,785,220
High Income Portfolio                         17,842         5,131         2,998
Income Portfolio                             716,229       576,461       421,831
International Portfolio                    1,002,125       632,844       597,704
Limited-Term Bond Portfolio                       --            --            --
Money Market Portfolio                            --            --            --
Science and Technology Portfolio*             52,993        19,104         8,143
Small Cap Portfolio                          275,977       309,983       238,000
                                          ----------    ----------    ----------
                                          $3,354,563    $2,678,044    $3,127,257
                                          ==========    ==========    ==========

*Science and Technology Portfolio began operations April 4, 1997.

      The next table shows the transactions, other than principal transactions, which were directed to broker-dealers who provided research services as well as execution and the brokerage commissions paid for the fiscal year ended December 31, 1999. These transactions were allocated to these broker-dealers by the internal allocation procedures described above.

                                            Amount of        Brokerage
                                         Transactions      Commissions
                                       --------------   --------------
Asset Strategy Portfolio               $   11,398,375   $       22,361
Balanced Portfolio                         68,989,394          103,186
Bond Portfolio                                     --               --
Growth Portfolio                          890,003,135          985,610
High Income Portfolio                       5,980,162            8,818
Income Portfolio                          462,010,618          544,031
International Portfolio                    11,717,695           10,819
Limited-Term Bond Portfolio                        --               --
Money Market Portfolio                             --               --
Science and Technology Portfolio           13,054,361           15,524
Small Cap Portfolio                        46,650,245          124,546
                                       --------------   --------------
                                       $1,509,803,985   $    1,814,895
                                       ==============   ==============

      As of December 31, 1999, each of the following Portfolios held securities issued by their respective regular broker-dealers, as follows: Asset Strategy Portfolio owned Bank of America Corporation securities in the aggregate amount of $170,637; Balanced Portfolio owned Bank of America Corporation securities in the aggregate amount of $1,008,217; Bond Portfolio owned Salomon Inc. securities in the aggregate amount of $1,032,340; Growth Portfolio owned Citigroup Inc. securities in the aggregate amount of $9,862,344; Growth Portfolio owned Bank of America Corporation securities in the aggregate amount of $9,033,750; Growth Portfolio owned Morgan Stanley, Dean Witter, Discover & Co. securities in the aggregate amount of $9,992,500; Income Portfolio owned Citigroup Inc. securities in the aggregate amount of $12,926,616; Income Portfolio owned Bank of America Corporation securities in the aggregate amount of $7,819,212; Limited-Term Bond Portfolio owned Bank of America Corporation securities in the aggregate amount of $101,749; and Limited-Term Bond Portfolio owned Salomon Inc. securities in the aggregate amount of $100,482.

      The Fund, the Manager and Waddell & Reed, Inc. have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that permits their respective directors, officers and employees to invest in securities, including securities that may be purchased or held by a Fund. The Code of Ethics subjects covered personnel to certain restrictions that include prohibited activities, pre-clearance requirements and reporting obligations.

                                OTHER INFORMATION

Capital Stock

      The Fund was incorporated in Maryland on December 2, 1986. Prior to August 31, 1998, the Fund was known as TMK/United Funds, Inc. Capital stock is currently divided into the following classes which are a type of class designated a "series" as that term is defined in the Articles of Incorporation of the Fund: Asset Strategy Portfolio, Balanced Portfolio, Bond Portfolio, Growth Portfolio, High Income Portfolio, Income Portfolio, International Portfolio, Limited-Term Bond Portfolio, Money Market Portfolio, Science and Technology Portfolio and Small Cap Portfolio.

      The balance of shares authorized but not divided into classes may be issued to an existing Portfolio, or to new series having the number of shares and descriptions, powers, and rights, and the qualifications, limitations, and restrictions as the Board of Directors may determine. The Board of Directors may also change the designation of any Portfolio and may increase or decrease the numbers of shares of any Portfolio but may not decrease the number of shares of any Portfolio below the number of shares then outstanding.

      Each issued and outstanding share in a Portfolio is entitled to participate equally in dividends and distributions declared by the Portfolio and, upon liquidation or dissolution, in net assets of such Portfolio remaining after satisfaction of outstanding liabilities. The shares of each Portfolio when issued are fully paid and nonassessable.

      The Fund does not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval will be presented to shareholders at a meeting called by the Board of Directors for such purpose.


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

      Special meetings of shareholders may be called for any purpose upon receipt by the Fund of a request in writing signed by shareholders holding not less than 25% of all shares entitled to vote at such meeting, provided certain conditions stated in the Bylaws are met. There will normally be no meeting of the shareholders for the purpose of electing directors until such time as less than a majority of directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. To the extent that Section 16(c) of the 1940 Act applies to the Fund, the directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

Voting Rights

      All shares of the Fund have equal voting rights (regardless of the NAV per share) except that on matters affecting only one Portfolio, only shares of the respective Portfolio are entitled to vote. The shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of the Fund voting for the election of directors can elect all of the directors of the Fund if they choose to do so, and in such event the holders of the remaining shares would not be able to elect any directors.

      Matters in which the interests of all the Portfolios are substantially identical (such as the election of Directors or the approval of independent public accountants) will be voted on by all shareholders without regard to the separate Portfolios. Matters that affect all the Portfolios but where the interests of the Portfolios are not substantially identical (such as approval of the Investment Management Agreement) will be voted on separately by each Portfolio. Matters affecting only one Portfolio, such as a change in its fundamental policies, will be voted on separately by the Portfolio.

      Matters requiring separate shareholder voting by a Portfolio shall have been effectively acted upon with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes for approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other Series; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Fund.


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

      The phrase "a majority of the outstanding voting securities" of a series (or of a Fund) means the vote of the lesser of: (1) 67% of the shares of a series (or the Fund) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of a series (or a Fund).

      To the extent required by law, Policyholders are entitled to give voting instructions with respect to Fund shares held in the separate accounts of Participating Insurance Companies. Participating Insurance Companies will vote the shares in accordance with such instructions unless otherwise legally required or permitted to act with respect to such instructions.


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

                                   APPENDIX A

      The following are descriptions of some of the ratings of securities which the Fund may use. The Fund may also use ratings provided by other nationally recognized statistical rating organizations in determining the eligibility of securities for the Portfolios.

                           DESCRIPTION OF BOND RATINGS

      Standard & Poor's, a division of The McGraw-Hill Companies, Inc. An S&P corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

      The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

      The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

      The ratings are based, in varying degrees, on the following considerations:

1. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.;.

2.    Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      A brief description of the applicable S&P rating symbols and their meanings follow:

      AAA -- Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.


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      AA -- Debt rated AA also qualifies as high-quality debt. Capacity to pay interest and repay principal is very strong, and debt rated AA differs from AAA issues only in a small degree.

      A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      BB, B, CCC, CC, C -- Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

      BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

      B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

      CCC -- Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.


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

      CC -- The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

      C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

      CI -- The rating CI is reserved for income bonds on which no interest is being paid.

      D -- Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace periods. The D rating will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

      Plus (+) or Minus (-) -- To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      NR -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

      Debt Obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

      Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states governing legal investments may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

      Moody's Investors Service, Inc. A brief description of the applicable MIS rating symbols and their meanings follows:


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

      Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

      Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


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

      Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                     Description of preferred stock ratings

      Standard & Poor's, a division of The McGraw-Hill Companies, Inc. An S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

      The preferred stock ratings are based on the following considerations:

1. Likelihood of payment - capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation;

2.    Nature of, and provisions of, the issue;

3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      AAA -- This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

      AA -- A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

      A -- An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more


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susceptible to the adverse effects of changes in circumstances and economic conditions.

      BBB -- An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the 'A' category.

      BB, B, CCC -- Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      CC -- The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

      C -- A preferred stock rated C is a non-paying issue.

      D -- A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

      NR -- This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

      Plus (+) or minus (-) -- To provide more detailed indications of preferred stock quality, the rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

      Moody's Investors Service, Inc. Note: MIS applies numerical modifiers 1, 2 and 3 in each rating classification; the modifier 1


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

indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

      Preferred stock rating symbols and their definitions are as follows:

      aaa -- An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

      aa -- An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

      a -- An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

      baa -- An issue which is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

      ba -- An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

      b -- An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

      caa -- An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

      ca -- An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

      c -- This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having


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

extremely poor prospects of ever attaining any real investment standing.

                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

      S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to indicate the relative degree of safety. Issues assigned an A rating (the highest rating) are regarded as having the greatest capacity for timely payment. An A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An A-2 rating indicates that capacity for timely payment is satisfactory; however, the relative degree of safety is not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment; however, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only speculative capacity for timely payment. A C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default, which occurs when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

      MIS commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. MIS employs the designations of Prime 1, Prime 2 and Prime 3, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. Issuers rated Prime 1 have a superior capacity for repayment of short-term promissory obligations and repayment capacity will normally be evidenced by (1) leading market positions in well established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime 2 also have a strong capacity for repayment of short-term promissory obligations as will normally be evidenced by many of the characteristics described above for Prime 1 issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation; capitalization characteristics, while still appropriate, may be


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more affected by external conditions; and ample alternate liquidity is maintained. Issuers rated Prime 3 have an acceptable capacity for repayment of short-term promissory obligations, as will normally be evidenced by many of the characteristics above for Prime 1 issuers, but to a lesser degree. The effect of industry characteristics and market composition may be more pronounced; variability in earnings and profitability may result in changes in the level of debt protection measurements and requirement for relatively high financial leverage; and adequate alternate liquidity is maintained.

DESCRIPTION OF NOTE RATINGS

      Standard & Poor's, a division of The McGraw-Hill Companies, Inc. An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

      --Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note).

      --Source of Payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note.)

        The note rating symbols and definitions are as follows:

        SP-1   Strong capacity to pay principal and interest. Issues
               determined to possess very strong characteristics are given a plus (+) designation.
        SP-2   Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
        SP-3   Speculative capacity to pay principal and interest.

      Moody's Investors Service, Inc. MIS Short-Term Loan Ratings -- MIS ratings for state and municipal short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run. Rating symbols and their meanings follow:

      MIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior


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liquidity support or demonstrated broad-based access to the market for refinancing.

      MIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

      MIG 3 -- This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

      MIG 4 -- This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.


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